SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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☐	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

TRANSCEND SERVICES, INC.

(Name of Registrant as Specified In Its Charter)

NOT APPLICABLE

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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TRANSCEND SERVICES, INC.

945 East Paces Ferry Road, Suite 1475

Atlanta, Georgia 30326

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on May 6, 2004

To the Stockholders:

The annual meeting of stockholders (the “Annual Meeting”) of Transcend Services, Inc. (the “Company”) will be held on May 6, 2004 at the offices of Smith, Gambrell & Russell, LLP, Suite 3100, Promenade II, 1230 Peachtree Street, N.E., Atlanta, Georgia 30309-3592 at 11:00 a.m. local time for the following purposes:

1.	To elect a Board of Directors consisting of five members to hold office until the next annual meeting of stockholders or until their successors are elected and qualified.

2.	To approve the 2003 Stock Incentive Plan.

3.	To approve the 2004 Employee Stock Purchase Plan.

4.	To ratify the appointment of Miller Ray & Houser LLP as independent public accountants to audit the accounts of the Company for the year ending December 31, 2004.

5.	To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

Only stockholders of record at the close of business on March 15, 2004 shall be entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

A Proxy Statement and a proxy solicited by the Board of Directors are enclosed herewith. You are cordially invited to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please complete, sign, date and mail the enclosed proxy card promptly in the enclosed postage-paid envelope. If you attend the meeting, you may, if you wish, withdraw your proxy and vote in person.

By order of the Board of Directors,

/s/ Joseph G. Bleser

JOSEPH G. BLESER Secretary

Atlanta, Georgia

March 22, 2004

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO COMPLETE, SIGN, DATE AND PROMPTLY MAIL THE ENCLOSED PROXY IN THE ACCOMPANYING POSTAGE PAID ENVELOPE. IF YOU ATTEND THE MEETING, YOU MAY REVOKE THE PROXY AND VOTE YOUR SHARES IN PERSON.

TRANSCEND SERVICES, INC.

945 East Paces Ferry Road, Suite 1475

Atlanta, Georgia 30326

PROXY STATEMENT

For Annual Meeting Of Stockholders To Be Held On May 6, 2004

GENERAL

This Proxy Statement and the accompanying form of Proxy are being furnished to the stockholders of Transcend Services, Inc. (the “Company” or “Transcend”) on or about March 22, 2004 in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on May 6, 2004 at the offices of Smith, Gambrell & Russell, LLP, Suite 3100, Promenade II, 1230 Peachtree Street, N.E., Atlanta, Georgia 30309-3592 at 11:00 a.m. local time and any postponement or adjournment thereof. Any stockholder who executes and delivers a proxy may revoke it at any time prior to its use by (i) giving written notice of revocation to the Secretary of the Company; (ii) executing a proxy bearing a later date; or (iii) appearing at the meeting and voting in person. The address of the principal executive offices of the Company is 945 East Paces Ferry Road, Suite 1475, Atlanta, Georgia 30326 and the Company’s telephone number is (404) 836-8000.

Unless otherwise specified, all shares represented by effective proxies will be voted in favor of (i) election of the five nominees as Directors; (ii) the approval of the 2003 Stock Incentive Plan; (iii) the approval of the 2004 Employee Stock Purchase Plan; (iv) the ratification of the selection of Miller Ray & Houser LLP to serve as the independent public accountants for the Company for the year ending December 31, 2004; and (v) the transaction of such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof. The Board of Directors does not know of any other business to be brought before the meeting, but as to any such other business, proxies will be voted upon any such matters in accordance with the best judgment of the person or persons acting thereunder as to what is in the best interests of the Company.

The cost of soliciting proxies will be borne by the Company. In addition to use of the mail, proxies may be solicited in person or by telephone or telegram by Directors and Officers of the Company who will not receive additional compensation for such services. Brokerage houses, nominees, custodians and fiduciaries will be requested to forward soliciting material to beneficial owners of stock held of record by them, and the Company will reimburse such persons for their reasonable expenses in doing so.

Holders of record of outstanding shares of the Common Stock of the Company, at the close of business on March 15, 2004, are entitled to notice of and to vote at the meeting. As of March 15, 2004, there were approximately 250 holders of record of the Company’s Common Stock and 7,326,690 shares of Common Stock outstanding. Each share of outstanding Common Stock is entitled to one vote. A majority of the shares entitled to vote, whether present in person or by proxy, shall constitute a quorum.

When a quorum is present at the meeting, the affirmative vote of the holders of a majority of the shares having voting power present in person or by proxy shall decide the action proposed in each matter listed in the accompanying Notice of Annual Meeting of Stockholders, except for the election of Directors. The Directors are elected by a plurality of the votes of the shares present in person or by proxy and entitled to vote. Abstentions and broker “non-votes” will be counted as present in determining whether the quorum requirement is satisfied. A “non-vote” occurs when a nominee holding shares for a beneficial owner votes on one proposal pursuant to discretionary authority or instructions from the beneficial owner, but does not vote on another proposal because the nominee has not received instruction from the beneficial owner, and does not have discretionary power. An abstention from voting by a stockholder on proposals other than the election of directors and ratification of accountants will have the same effect as a vote against such proposal. Broker “non-votes” are not counted for purposes of determining whether proposals other than the election of directors and ratification of accountants have been approved, which will also have the same effect as a vote against such proposals.

AGENDA ITEM ONE

ELECTION OF DIRECTORS

The Bylaws of Transcend currently provide that the Board of Directors shall consist of not less than one Director, subject to increase or decrease in such number within legal limits by action of the Board of Directors or stockholders. There are presently five Directors.

The Board of Directors evaluates the size and composition of the Board of Directors on at least an annual basis. The Board does not have a standing Nominating Committee due to the relatively small size of the Board and the fact that four of the current five Directors are independent. In the event that the Board determines that it is advisable to change the size and/or composition of the Board of Directors, a committee consisting of at least three of the independent members of the Board of Directors shall be appointed by the Board (the “Committee”) to adopt a charter or policy for the nominating process, to lead the search for individuals qualified to become members of the Board of Directors and to select director nominees to be presented for approval to the Board and subsequently to the stockholders at their annual meeting. Each member of the Committee shall meet (i) the non-employee director definition of Rule 16b-3 promulgated under Section 16 of the Securities Exchange Act of 1934, as amended, (ii) the outside director definition of Section 162(m) of the Internal Revenue Code of 1986, as amended, and (iii) the definition of independence as set forth in the applicable rules of The Nasdaq Stock Market. Using these criteria for independence, all members of the Board of Directors, except for Mr. Gerdes, are independent. Subject to the approval of the Board of Directors and budget limitations set by the Board of Directors, the Committee shall have the authority to retain any search firm to assist in identifying director candidates and to retain outside counsel and any other advisors as they may deem appropriate. The Committee shall consider and select individuals as director nominees, including, but not limited to, director candidates recommended to the Board or the Committee by stockholders, who shall have the highest personal and professional integrity, who shall have demonstrated exceptional ability and judgment, and who shall be most effective, in conjunction with the other nominees to the Board of Directors, in collectively serving the long-term interests of the stockholders. While the Board of Directors does not have a definitive process for stockholders to send communications to the Board of Directors, each member of the Board of Directors is receptive to receiving such communications from stockholders. Stockholders may send communications to the attention of any Director at the Company’s office address.

The Board has nominated and recommends for election as Directors the five nominees set forth below. Each nominee presently serves as a Director of the Company. Directors shall be elected to serve until the next annual meeting of stockholders or until their successors are elected and qualified. If all of the nominees are elected, the Company’s Board of Directors will have five members.

Each of the five nominees has consented to being named in this Proxy Statement and to serve as a Director of the Company if elected. In the event that any nominee withdraws, or for any reason is unable to serve as a Director, the proxies will be voted for such other person as may be designated by the Board of Directors as substitute nominee, but in no event will proxies be voted for more than five nominees. Management of the Company has no reason to believe that any nominee will not continue to be a candidate or will not serve if elected.

The following is a brief description of the background and business experience of each of the nominees for election to the Board of Directors:

Larry G. Gerdes

Mr. Gerdes (age 55) has served as Chairman of the Board of the Company since May 2000, a Director of the Company since June 1985 and as its Chief Executive Officer since May 1993. From June 1985 until December 8, 2003, Mr. Gerdes served as President of the Company. From September 16, 2000 through December 31, 2003, Mr. Gerdes served as the Company’s Chief Financial Officer. In addition, Mr. Gerdes served as Secretary of the Company between September 16, 2000 and May 22, 2001. From 1991 to 1993, Mr. Gerdes was a private investor and from May 1992 until January 1995, Mr. Gerdes was the Chairman of the Board of Directors of Bottomley and Associates, which merged with Transcend in 1995. Prior to 1991, Mr. Gerdes held various executive positions with HBO & Company, a healthcare information systems company, including Chief Financial Officer and Executive Vice President. Mr. Gerdes also serves as a Director of Alliance Healthcard, Inc., a publicly traded company, which trades under the symbol ALHC.OB.

Joseph P. Clayton

Mr. Clayton (age 54) has served as a Director of the Company since May 2000. Mr. Clayton has been President and Chief Executive Officer of Sirius Satellite Radio (“Sirius”), a satellite radio broadcaster, since November 2001. Prior to joining Sirius, Mr. Clayton was President of North American Operations of Global Crossing Ltd. (“Global”), a global provider of integrated Internet, data, voice and conferencing services, since September 1999. On January 28, 2002, Global filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York. From 1997 to 1999, Mr. Clayton was the President and Chief Executive Officer of Frontier Corporation (“Frontier”), a provider of telecommunication services that was purchased by Global in 1999. Prior to joining Frontier, Mr. Clayton served as Executive Vice President of Marketing and Sales for the Americas and Asia for Thomson, a consumer electronics company, from 1992 through 1996. Mr. Clayton serves on the Dean’s Advisory Board of the Indiana University Kelley School of Business, as a Trustee of Bellarmine University, Louisville, Kentucky, and as Trustee of the Rochester Institute of Technology, Rochester, New York. He is also a member of the New York State Office of Science, Technology and Academic Research (NYSTAR) Advisory Council. Mr. Clayton serves as a Director of Sirius Satellite Radio, a publicly traded company, which trades under the symbol SIRI.

James D. Edwards

Mr. Edwards (age 60) has served as a Director of the Company since July 2003. Mr. Edwards provided independent contractor and consulting services to a real estate development company in 2002 and 2003 subsequent to his retirement in April 2002 from the position of Managing Partner – Global Market Organization of Arthur Andersen LLC, an international public accounting firm, where he was employed for 38 years. Since 2002, Mr. Edwards has also served as a member of the Board of Directors and the Audit Committee of IMS Health Incorporated (NYSE: RX), a global provider of pharmaceutical market intelligence. Mr. Edwards is a member of the American Institute of Certified Public Accountants.

Walter S. Huff, Jr

Mr. Huff (age 69) has served as a Director of the Company since October 1993. Mr. Huff was the founder of HBO & Company and served as its Chairman from 1974 until 1990 and Chief Executive Officer from 1974 to 1984 and from 1986 until 1989. Since 1990, Mr. Huff has been a private investor.

Charles E. Thoele

Mr. Thoele (age 68) has served as a Director of the Company since October 1993. Mr. Thoele has been a consultant to Sisters of Mercy Health Systems since February 1991. From 1986 to February 1991, he served as a Director and the Chief Operating Officer of Sisters of Mercy Health Systems. Mr. Thoele is currently Chairman of the Board of St. John’s Mercy Healthcare System in St. Louis, Missouri. Mr. Thoele is a past Chairman of the Catholic Hospital Association.

No Director or Executive Officer of Transcend is related to any other Director or Executive Officer of Transcend.

The Board of Directors recommends a vote “FOR” each of the above nominees.

AGENDA ITEM TWO

APPROVAL OF THE 2003 STOCK INCENTIVE PLAN

The Board of Directors (the “Board”) has approved and adopted the Transcend Services, Inc. 2003 Stock Incentive Plan (the “Plan”). The Board has authorized that 350,000 shares of the Company’s Common Stock, $0.05 par value, be reserved for the Plan. As of March 12, 2004, the market value of the Company’s Common Stock was $5.02 per share. The Plan is set forth in its entirety in EXHIBIT A to this Proxy Statement and is incorporated herein by reference. The following summary is qualified in its entirety by reference to the complete text of the Plan in EXHIBIT A.

The primary purposes of the Plan are to (a) attract and retain high caliber employees, directors, consultants, advisors and independent agents; (b) motivate Plan participants, by means of appropriate incentives, to achieve long-range goals; (c) provide incentive compensation opportunities that are competitive with those of other similar companies; and (d) further align the Plan participants’ interests with those of the Company’s other shareholders through compensation that is based on the Company’s Common Stock and thereby promote the long-term financial interest of the Company, including the growth in value of the Company’s equity and enhancement of long-term shareholder return. The Company may grant incentive stock options, nonqualified stock options or restricted stock awards (collectively referred to as “Awards”) under the Plan. Incentive stock options (“ISOs”) are intended to be treated as such within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). Nonqualified stock options are, in general, options that are not intended to have, or do not qualify for, the special income tax advantages associated with incentive stock options. A restricted stock award is a grant of shares of Common Stock or a right to receive shares of Common Stock in the future subject to certain conditions, restrictions and contingencies.

On December 9, 2003, the Committee granted to Mr. Gerdes a nonqualified stock option to purchase 100,000 shares of the Company’s Common Stock under the Plan at an exercise price of $4.15 per share, which was the closing price per share of the Company’s Common Stock as reported on the Nasdaq SmallCap Market System on that date. One half of the shares covered by the option granted to Mr. Gerdes vest on the first anniversary of the date of the grant. The remaining 50% of the shares covered by the option vest in two equal annual installments beginning on the second anniversary of the date of grant. In the event that the stockholders do not approve the Plan, then the option granted to Mr. Gerdes on December 9, 2003 shall be null and void.

The major provisions of the Plan are as follows:

Administration. The Plan is administered by the Stock Option and Compensation Committee of the Board (the “Committee”). The Committee has the authority and discretion to select those persons who shall receive Awards, to determine the time or times of receipt of Awards, to determine the types of Awards and the number of shares covered by the Awards, to establish the terms, conditions, performance criteria, restrictions, and other provisions of such Awards, and to cancel or suspend Awards in accordance with the provisions of the Plan.

Eligibility. All employees, directors, consultants or other person providing bona fide services to the Company or a Subsidiary of the Company are eligible to receive Awards under the Plan, but ISOs may only be awarded to employees of the Company or a Subsidiary of the Company. As of March 12, 2004, approximately 380 employees and five directors were eligible to receive Awards.

Exercise Price of Stock Options. The exercise price of all options shall be determined by the Committee at the time of grant but shall not be less than the fair market value of the Common Stock on the date of grant, and in the case of ISOs granted to certain recipients shall be greater than the fair market value of the Common Stock on the grant date.

Term of Award. The term of each Award will be as determined by the Committee, but in no event will the term of any option be greater than ten years from the date of grant. For each Award, the Committee shall set forth the extent to which unvested Awards shall be forfeited upon a person’s termination of employment or ceasing to be an eligible person as defined in the Plan and the extent to which vested Awards are exercisable by that person following such an event.

Payment for Stock Options. Payment for stock purchased upon the exercise of a stock option must be made in full at the time the option is exercised (i) in cash; (ii) in shares of Common Stock having a fair market value at the time of exercise equal to the aggregate exercise price and having been held by the optionee for more than six months; or (iii) in a combination of cash and shares, as determined by the Committee.

Forfeited Awards. Shares of Common Stock reserved for a forfeited Award shall again be available for a new Award under the Plan.

Tax Withholding. The Company may require a participant to remit to the Company an amount sufficient to satisfy any federal, state and local tax withholding required in respect of an Award, its exercise, or any payment or transfer from an Award or under the Plan prior to the date such withholding tax is due.

Transferability. Awards under the Plan may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the provisions of the related Award agreement established by the Committee have been satisfied, provided that an incentive stock option shall not be transferable in any manner by an optionee other than by will or the laws of descent and distribution.

Change of Control. In the event of a change of control as defined in the Plan, Awards under the Plan that were not vested at the time of the change of control become fully vested.

Amendment and Termination of the Plan. The Board may, at any time, amend or terminate the Plan, provided that no amendment or termination may adversely affect the rights of any participant in the Plan under any Award granted under the Plan prior to the date such amendment is adopted by the Board; and provided further that no material amendment shall be made to the Plan without the approval of the shareholders of the Company. A material amendment would include, but is not limited to, the following: (a) any increase in the number of shares of Common Stock to be issued under the Plan; (b) any increase in the number of shares of Common Stock that can be issued pursuant to the exercise of Incentive Stock Options granted under the Plan; (c) any material increase in benefits to Participants, including any material change to: (i) permit a repricing (or decrease in the exercise price) of outstanding options, (ii) reduce the price at which shares or options to purchase shares may be offered, or (iii) extend the duration of the Plan; (d) any change in the class of employees eligible to be awarded Incentive Stock Options under the Plan or to participate in the Plan; or (e) any expansion in the types of options or awards provided under the Plan.

Federal Income Tax Consequences

Incentive Stock Options. All ISOs granted or to be granted under the Plan are intended to be incentive stock options as defined in Section 422 of the Code.

Under the provisions of Code Section 422, neither the holder of an ISO nor the issuer of such option will recognize income, gain, deduction or loss upon the grant or exercise of the ISO. An optionee will be taxed only when the Common Stock acquired upon exercise of his or her incentive stock option is sold or otherwise disposed of in a taxable transaction. If at the time of such sale or disposition the optionee has held the shares for the required holding period (two years from the date the option was granted and one year from the date of the transfer of the shares to the optionee), the optionee will recognize long-term capital gain or loss, as the case may be, based upon the difference between his or her exercise price and the net proceeds of the sale. However, if the optionee disposes of the shares before the end of such holding period, the optionee will recognize ordinary income on such disposition in an amount equal to the lesser of: (i) gain on the sale or other disposition; or (ii) the amount by which the fair market value of the shares on the date of exercise exceeded the option exercise price, with any excess gain being capital gain, long-term or short-term, depending on whether or not the shares had previously been held for more than one year on the date of sale or other taxable disposition.

The foregoing discussion and the reference to capital gain or loss treatment assume that the option shares are a capital asset in the hands of the optionee. A sale or other disposition that results in the recognition of ordinary income to the optionee will also result in a corresponding income tax deduction for the Company.

In general, an option granted under the Plan which is designated as an incentive stock option will be taxed as described above. However, in some circumstances an option that is designated as an ISO will be treated as a nonqualified stock option and the holder taxed accordingly. For example, a change in the terms of an option that gives the employee additional benefits may be treated as the grant of a new option. Unless all the criteria for treatment as an incentive stock option are met on the date the “new option” is considered granted (such as the requirement that the exercise price of the option be not less than the fair market value of the stock as of the date of the grant), the option will be treated and taxed as a nonqualified stock option.

Nonqualified Stock Options. All options granted or to be granted under the Plan that do not qualify as incentive stock options are nonqualified stock options not entitled to special tax treatment under Section 422 of the Code.

A participant in the Plan will recognize taxable income upon the grant of a nonqualified stock option only if such option has a readily ascertainable fair market value as of the date of the grant. However, under the applicable Treasury Regulations, the nonqualified stock options issued under the Plan will not have a readily ascertainable fair market value unless, at the time such options are granted, similar options of the Company are actively traded on an established market. The Company presently has no such actively traded options.

Upon the exercise of a nonqualified option not having a readily ascertainable fair market value, the optionee recognizes ordinary income in an amount equal to the excess of the fair value of the shares on the date of exercise over the option exercise price for those shares. The Company is not entitled to an income tax deduction with respect to the grant of a nonqualified stock option or the sale of stock acquired pursuant thereto. The Company generally is permitted a deduction equal to the amount of ordinary income the optionee is required to recognize as a result of the exercise of a nonqualified stock option.

Restricted Stock. Generally, and except as noted below, the grant of restricted stock is not taxable at the time of the grant. Instead, at the time restricted stock vests or becomes transferable free of a substantial risk of forfeiture, a Participant will recognize ordinary income equal to (i) the excess of the fair market value of such restricted stock on the date the shares vest or become so transferable over (ii) the price, if any, paid for such restricted stock. An employee may, however, elect to recognize income as of the date of grant of the restricted stock, in an amount equal to (i) the excess of the fair market value of the restricted stock on the date of grant over (ii) the price, if any, paid for the restricted stock. If such an election is made, no additional income will be recognized at the time the stock vests or becomes transferable. In the event of a subsequent forfeiture of the shares, an employee making such an election may be able to recognize a capital loss with respect to the amount, if any, paid for such restricted stock, but only to the extent such amount exceeds the amount realized by such employee on such forfeiture. The employee will not be able to recognize a loss for tax purposes with respect to the excess of fair market value over the purchase price which was previously included in income. Dividends paid on the shares of restricted stock before they vest will be taxed to the Participant either as additional compensation or, if the Participant has made the election described above, as dividend income.

        General. As a general rule, the Company will be entitled to a deduction for federal income tax purposes at the same time and in the same amount that an employee recognizes ordinary income from Awards granted under the Plan (including the recognition of ordinary income as the result of a holder of stock obtained through exercise of an incentive stock option disposing of such stock prior to the expiration of the required holding period), to the extent such income is considered reasonable compensation under the Code and generally provided that the Company complies with the reporting requirements applicable to the ordinary income recognized by the employee. The Company will not, however, be entitled to a deduction with respect to payments to employees that are contingent upon a change of control if such payments are deemed to constitute “excess parachute payments” pursuant to Section 280G of the Code and do not qualify as reasonable compensation pursuant to that Section. In addition, such payment will subject the recipient to a 20% excise tax. The Company also may not be entitled to a deduction with respect to payments to certain employees of the Company to the extent that the total remuneration of such employee is found to be excessive under Section 162(m) of the Code.

The Plan is not qualified under Section 401(a) of the Code and is not subject to the provisions of the Employee Retirement Income Security Act of 1974.

The Board of Directors recommends a vote FOR the Transcend Services, Inc. 2003 Stock Incentive Plan

AGENDA ITEM THREE

APPROVAL OF THE 2004 EMPLOYEE STOCK PURCHASE PLAN

The Board of Directors (the “Board”) has approved and adopted the Transcend Services, Inc. 2004 Employee Stock Purchase Plan (the “Purchase Plan”). The Board has authorized that 500,000 shares of the Company’s Common Stock be reserved for the Purchase Plan. As of March 12, 2004, the market value of the Company’s Common Stock was $5.02 per share. The Purchase Plan is set forth in its entirety in EXHIBIT B to this Proxy Statement and is incorporated herein by reference. The following summary is qualified in its entirety by reference to the complete text of the Purchase Plan in EXHIBIT B.

The primary purpose of the Purchase Plan is to encourage stock ownership by all eligible employees of the Company and its Subsidiaries in order to increase their interest in the success of the Company and to encourage them to remain in the employ of the Company. The Company intends that the Purchase Plan constitutes an “employee stock purchase plan” within the meaning of Section 423 of the Code.

The major provisions of the Purchase Plan are as follows:

Administration. The Purchase Plan is administered by the Board or the Stock Option and Compensation Committee of the Board (the “Committee). The interpretation and construction by the Board or the Committee of any provision of the Purchase Plan shall be final and binding on all employees, eligible employees, participants and on any person making a claim based on the rights, if any, of any such persons under the Purchase Plan.

Eligibility. All employees that have been employed at least six months by the Company or any of its Subsidiaries are eligible to participate in the Purchase Plan, other than (i) employees whose customary employment is less than 20 hours per calendar week (generally where a medical language specialist would transcribe less than 2,750 lines) or is not more than five months in any calendar year, and (ii) employees who, under applicable ownership attribution rules, would own, or be deemed to own, immediately after the grant of an option under the Purchase Plan, stock that possesses 5% or more of the total combined voting power or value of all classes of stock of the Company or any of its Subsidiaries. However, the Committee has the authority to determine that the employees of any designated Subsidiary of the Company will not be able to participate in a specified offering. Only employees of the Company and its Subsidiaries that meet the eligibility criteria will be eligible to participate in the Purchase Plan. As of March 12, 2004, approximately 230 employees were eligible to participate in the Purchase Plan.

Operation of the Purchase Plan. Under the Purchase Plan, the Company conducts a series of offerings of its authorized but unissued shares of Common Stock, each of which commences on the first day of a calendar quarter and terminates on the last day of such quarter (an “Offering Period”). The initial Offering Period is currently scheduled to commence on July 1, 2004. An eligible employee who elects to become a participant in the Purchase Plan must sign an authorization form pursuant to which payroll deductions to purchase Common Stock are made. The authorization must specify the amount of payroll deduction to be made from the employee’s compensation and such amount (i) may not be less than 1% of the participant’s compensation as paid on each payday, and (ii) may not exceed 10% of the participant’s compensation as paid on each payday. Compensation for this purpose means a participant’s base gross earnings, standard base and standard incentive line-rate gross earnings for medical language specialists and sales commissions paid by the Company, but does not include any other form of compensation, such as overtime, other incentive compensation, bonuses, business expense reimbursements or other special compensation. Except for differences that result from differing levels of compensation for participants, each participant will have the same rights and privileges under the Purchase Plan. Payroll deductions are held by the Company in a non-interest bearing account as part of the Company’s general assets (subject to all liens and encumbrances, if any, that attach to such assets either in the normal course of business or by agreement of the Company) and participants may not make any separate cash payment or contribution to such account.

At the beginning of each Offering Period, each participant is granted, by operation of the Purchase Plan, an option to purchase a specific number of shares of Common Stock. The number of shares subject to the option is generally determined by reference to the participant’s Compensation, the payroll deduction percentage specified by the participant and the then-current fair market value of the Company’s stock, but the option will not in any event exceed 250 shares. To the extent it is unexercised, the option will expire on the termination date of that Offering Period. No participant may be granted an option under the Purchase Plan that would permit his rights to purchase in any calendar year under all employee stock purchase plans of the Company stock having a fair market value in excess of $25,000 (determined at the time of option grant). If the number of shares available for purchase under the Purchase Plan is insufficient to grant each participant an option to purchase the otherwise applicable number of shares of Common Stock and the Committee determines nevertheless to allow an offering during the Offering Period, each participant will be granted an option to purchase the number of available shares of stock that is determined by a pro rata allocation that is deemed to be equitable by the Committee.

Unless a participant files an amended authorization or a notice of withdrawal before the termination date of an Offering Period, the option granted to him under the Purchase Plan will be exercised automatically on such termination date for the purchase of as many full shares of Common Stock subject to the option as the accumulated payroll deductions credited to his account as of that date will purchase at the option price for such stock. The participant may only file an amended authorization for the purpose of reducing his authorized payroll deduction amount to zero percent (0%) in which case the option will be exercised automatically on the termination date of the Offering Period for the purchase of as many full shares of Common Stock subject to the option as the accumulated payroll deductions credited to his account prior to the amended authorization taking effect will purchase at the option price for such stock. The participant may file a notice of withdrawal before the termination date of an Offering Period to elect to withdraw in cash all of the accumulated payroll deductions credited to his account without interest as soon as practicable after the withdrawal date. If the accumulated payroll deductions credited to the account of a participant who exercises an option in full exceed the amount needed to purchase the full number of shares for which the option was granted, the excess without interest will be paid to the participant as soon as practicable following the termination date of the Offering Period, except that any excess resulting solely from the failure to purchase a fractional share of Common Stock will be carried forward without interest in the participant’s account to the next Offering Period unless the participant has terminated his participation in the Purchase Plan. Participants will receive a report on the number of shares of Common Stock purchased and the purchase price thereof following the termination of each Offering Period.

Exercise Price. The exercise price for options granted under the Purchase Plan will be the lower of 85% of the fair market value per share of Common Stock on either the first day of the Offering Period or the last day of the Offering Period.

Withdrawal and Termination. A participant may withdraw the accumulated payroll deduction credited to his account under the Purchase Plan at any time before the termination date of an Offering Period by filing a notice of withdrawal with the Committee. Upon termination of a participant’s employment by the Company for any reason, including retirement or death, the participant will immediately cease to be a participant on the date of such termination.

Any option that has been granted under the Purchase Plan will expire immediately as of such date and may not be exercised, and the accumulated payroll deductions credited to the participant’s account will be returned without interest to him, or in the case of death, to his designated beneficiary.

Transferability. Neither the accumulated payroll deductions credited to a participant’s account nor any right to the exercise of an option or to receive stock under the Purchase Plan may be assigned, encumbered, alienated, transferred, pledged or otherwise disposed of in any way by the participant or by any other person during his lifetime, and any attempt to do so may be treated by the Committee as an election to withdraw funds accumulated under the Purchase Plan.

Amendment or Termination of the Purchase Plan. The Purchase Plan may be amended by the Company’s Board of Directors from time to time to the extent that the Board deems necessary or appropriate in light of, and consistent with, Section 423 of the Code, provided that no amendment may be made without shareholder approval that would (i) increase the number of shares of Common Stock available for the granting of options under the Purchase Plan or (ii) change the class of corporations whose employees may participate in the Purchase Plan. The Board of Directors may terminate the Purchase Plan or the granting of options under the Purchase Plan at any time, but the Board does not have the right to modify, cancel or amend any outstanding options granted under the Purchase Plan before such termination unless the participant consents in writing to such modification, amendment or cancellation.

Federal Income Tax Consequences

The Purchase Plan is intended to qualify as an “employee stock purchase plan” under Section 423 of the Code. The amounts withheld from a participant’s pay under the Purchase Plan will constitute ordinary compensation income to the participant for federal income tax purposes in the year in which such amounts would otherwise have been paid and will have been subject to federal and state income tax and social security tax withholding. A participant does not recognize any income for federal income tax purposes, however, either on the grant of an option or upon its exercise. Taxable income will not be recognized until there is a sale or other disposition of the stock acquired under the Purchase Plan or the participant dies while still owning the purchased shares.

If the participant sells or otherwise disposes of any stock acquired under the Purchase Plan (other than in a transfer by reason of death) within a period of two years from the beginning of the Offering Period in which he purchased the stock, an amount equal to the difference between what he paid for the stock and the fair market value of the stock on the date of the termination of such Offering Period will be treated as ordinary income to the participant for federal income tax purposes in the taxable year in which the disposition took place (whether or not that amount of ordinary income is more than the total amount of gain which would otherwise be recognized on such sale or disposition). The difference between the amount realized upon such disposition of the stock and its fair market value on the date of termination of the Offering Period in which it was acquired will be short-term or long-term capital gain or loss, depending upon the participant’s holding period.

If the participant disposes of any stock acquired under the Purchase Plan more than two years after the beginning of the Offering Period in which it was acquired and one year from the date of the transfer of such stock to the participant pursuant to the exercise of the option, he must include as ordinary income in the year of such disposition an amount equal to the lesser of (i) the excess of the fair market value of the stock at the time of disposition over the price the participant paid for such stock or (ii) 15% of the fair market value of the stock on the date that the Offering Period in which he acquired the stock began. Any remaining gain on the disposition will be taxed as long-term capital gain.

If a participant holds shares acquired under the Purchase Plan at the time of his death, ordinary income equal to the amount of ordinary income the decedent would have realized if he had sold such shares for their fair market value at the time of death after holding them for the two-year period will be includable in the decedent’s income for the tax year ending with his death. A subsequent sale or exchange of such shares by the participant’s estate or the person receiving such shares by reason of his death will result in capital gain or loss. No income tax deduction ordinarily will be allowed to the Company with respect to the grant or exercise of any option under the Purchase Plan or the disposition of any stock acquired by exercise of any such option and held for two years. If the shares are disposed of by the participant within two years after the beginning of the Offering Period in which he purchased the stock, however, the Company will receive an income tax deduction in the taxable year of such disposition in an amount equal to the amount constituting ordinary income to such participant.

The Purchase Plan is not qualified under Section 401(a) of the Code and is not subject to the provisions of the Employee Retirement Income Security Act of 1974.

The Board of Directors recommends a vote FOR the Transcend Services, Inc. 2004 Employee Stock Purchase Plan.

AGENDA ITEM FOUR

APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

Miller Ray & Houser LLP (“MR&H”) served as the independent public accountants for the fiscal years ended December 31, 2002 and 2003, and upon the recommendation of the Audit Committee, the Board of Directors has selected MR&H as the Company’s independent public accountants for the year ending December 31, 2004. See also the Report of the Audit Committee included in this Proxy Statement.

Representatives of MR&H are expected to be present at the meeting and shall have the opportunity to make a statement, if they desire to do so, and respond to appropriate questions.

The Board of Directors recommends a vote “FOR” the ratification of the appointment of Miller Ray & Houser LLP.

ADDITIONAL INFORMATION

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

The Company’s Board of Directors has two standing committees: the Audit and Finance Committee and the Stock Option and Compensation Committee. The Board of Directors does not have a standing Nominating Committee, such function being performed by the independent members of the Board of Directors. See “Election of Directors.”

The Audit and Finance Committee (the “Audit Committee”) of the Board of Directors, which is comprised of Messrs. Edwards (Chairman), Clayton and Thoele, is established for the purpose of overseeing the accounting and reporting processes of Transcend and the audits of the financial statements of Transcend. Each of Messrs. Edwards, Clayton and Thoele is “independent” as defined in and required by Rules 4200(a)(14) and 4350(d)(2)(A) of The Nasdaq Stock Market’s listing standards and Section 301 of the Sarbanes-Oxley Act of 2002. The Board of Directors has determined that Mr. Edwards is an audit committee financial expert as defined in Item 401(h) of Regulation S-K. The Report of the Audit Committee appears below. The Audit Committee held two (2) meetings in the year ended December 31, 2003.

The Stock Option and Compensation Committee (the “Compensation Committee”), comprised of Messrs. Thoele (Chairman), Clayton and Huff, acts as administrator of Transcend’s stock option and stock incentive plans and makes recommendations concerning the establishment of additional employee benefit plans and compensation for Transcend’s executive officers. The Compensation Committee held five (5) meetings in the year ended December 31, 2003.

The Board of Directors evaluates the size and composition of the Board of Directors on at least an annual basis. The Board does not have a standing Nominating Committee due to the relatively small size of the Board and the fact that four of the current five Directors are independent. In the event that the Board determines that it is advisable to change the size and/or composition of the Board of Directors, a committee consisting of at least three of the independent members of the Board of Directors shall be appointed by the Board (the “Committee”) to adopt a charter or policy for the nominating process, to lead the search for individuals qualified to become members of the Board of Directors and to select director nominees to be presented for approval to the Board and subsequently to the stockholders at their annual meeting. Each member of the Committee shall meet (i) the non-employee director definition of Rule 16b-3 promulgated under Section 16 of the Securities Exchange Act of 1934, as amended, (ii) the outside director definition of Section 162(m) of the Internal Revenue Code of 1986, as amended, and (iii) the definition of independence as set forth in the applicable rules of The Nasdaq Stock Market. Using these criteria for independence, all members of the Board of Directors, except for Mr. Gerdes, are independent. Subject to the approval of the Board of Directors and budget limitations set by the Board of Directors, the Committee shall have the authority to retain any search firm to assist in identifying director candidates and to retain outside counsel and any other advisors as they may deem appropriate. The Committee shall consider and select individuals as director nominees, including, but not limited to, director candidates recommended to the Board or the Committee by stockholders, who shall have the highest personal and professional integrity, who shall have demonstrated exceptional ability and judgment, and who shall be most effective, in conjunction with the other nominees to the Board of Directors, in collectively serving the long-term interests of the stockholders. While the Board of Directors does not have a definitive process for stockholders to send communications to the Board of Directors, each member of the Board of Directors is receptive to receiving such communications from stockholders. Stockholders may send communications to the attention of any Directors at the Company’s office address.

The Board of Directors held five (5) meetings during the year ended December 31, 2003. During the year ended December 31, 2003, each Director attended more than 75% of the total number of meetings of the Board of Directors and committees on which he served. Although the Company does not have a formal policy regarding Directors’ attendance at annual meetings, all of the Company’s Directors attended the last annual meeting of stockholders that was held on May 6, 2003.

COMPENSATION OF DIRECTORS

The Board unanimously voted to suspend cash compensation for serving as a Director effective January 1, 2000 until such time as the Company achieved and sustained positive cash flow from operating activities. In addition, during December 1999, each Director voluntarily forfeited all of his options to purchase shares of the Company’s Common Stock to provide the Company with greater flexibility to grant options to purchase shares of the Company’s Common Stock to management and employees responsible for executing the Company’s restructuring plan announced at that time. On May 8, 2001, after the stockholders of the Company approved the Transcend Services, Inc. 2001 Stock Option Plan, the Board voted to grant immediately exercisable options to purchase 10,000 shares of the Company’s Common Stock at a per share exercise price equal to the fair market value per share on the date of grant to a Director elected by the stockholders for his first term of service. No options to purchase the Company’s Common Stock will be granted to Directors upon re-election to the Board. In addition, effective May 8, 2001, the Board reinstated a cash compensation arrangement for non-management Directors who will receive a cash retainer of $2,500 per quarter, a Board meeting attendance fee of $500 and a telephonic meeting participation fee of $250. No fees are paid for Committee meetings. No fees are paid to Mr. Gerdes, the Chairman of the Board, who is also an Executive Officer of the Company. See “Executive Compensation.”

CODE OF BUSINESS CONDUCT AND ETHICS POLICY

The Company’s Board of Directors adopted a Code of Business Conduct and Ethics Policy (the “Code of Ethics”) on February 10, 2003. This Code of Ethics that applies to the Company’s Chief Executive Officer, Chief Financial Officer and Chief Accounting Officer is included as Exhibit 14.1 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003, that was filed with the Securities and Exchange Commission by the Company on February 12, 2004.

REPORT OF THE AUDIT COMMITTEE

February 9, 2004

We have reviewed and discussed with management the Company’s audited financial statements as of and for the year ended December 31, 2003.

We have discussed with Miller Ray & Houser LLP the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended. In addition, we have received and reviewed the letter from Miller Ray & Houser LLP required by Independence Standards Board, Standard No. 1, and have discussed with Miller Ray & Houser LLP the accountants’ independence.

Based on the reviews and discussions referred to above, we recommended to the Board of Directors that the financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2003 for filing with the SEC.

We have recommended that the Stockholders of the Company ratify the appointment of Miller Ray & Houser LLP as Independent Public Accountants to audit the accounts of the Company for the year ending December 31, 2004. Miller Ray & Houser LLP served as the Independent Public Accountants that audited the accounts of the Company and its subsidiary for the year ended December 31, 2003.

Prior to the start of each annual audit in 2002 and 2003, the Audit Committee reviewed and pre-approved the fee estimates of Miller Ray & Houser LLP for providing the audit, audit-related, tax and all other services described below. In addition, the Audit Committee reviewed and pre-approved Management’s budget for audit, audit-related, tax and all other fees related to Miller Ray & Houser LLP in conjunction with its review of the Company’s business plan and related operating budgets for the years ended December 31, 2003 and 2002. In addition to the review and pre-approval processes described above, in 2004 and beyond, as provided for in the Audit Committee Charter that is presented in EXHIBIT C to this Proxy Statement, the Committee intends to continue pre-approving all audit and non-audit services to be provided by the independent auditors by (A) delegating to one or more of its members the authority to pre-approve any audit or non-audit services to be performed by the independent auditors, provided that any such approvals are presented to the Audit Committee at its next scheduled meeting and/or (B) pre-approving services using pre-approval policies and procedures, provided that (1) such policies and procedures are detailed as to the particular services to be provided, (2) the Audit Committee is informed about each such particular service, and (3) such policies and procedures do not result in the delegation of the Audit Committee’s authority to management.

The Audit Committee has considered whether the provision of the services described under the captions “Audit-Related Fees”, “Tax Fees”, and “All Other Fees” by Miller Ray & Houser LLP are compatible with maintaining the principal accountant’s independence and determined that the independence of Miller Ray & Houser was not and is not impaired by the provision of said services.

Audit Fees

The aggregate fees billed by Miller Ray & Houser LLP for professional services rendered for the audit of the Company’s annual financial statements for the years ended December 31, 2003 and 2002 and the reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q for those years were $44,922 and $37,166, respectively. No person or firm other than Miller Ray & Houser LLP performed audit services for the Company in either 2003 or 2002.

Audit-Related Fees

The aggregate fees billed by Miller Ray & Houser LLP for professional services rendered in conjunction with accounting and financial reporting issues during 2003 and 2002 and the Company’s Registration Statement on Form S-3 filed in 2003 totaled $10,362 and $6,298 in the years ended December 31, 2003 and 2002, respectively.

Tax Fees

The aggregate fees billed by Miller Ray & Houser LLP for professional services rendered in conjunction with federal, state and local income tax return preparation and signature in 2003 and 2002; payroll tax consulting in 2003 and 2002; and sales and use tax consulting in 2003 totaled $35,702 and $34,198 in the years ended December 31, 2003 and 2002, respectively.

All Other Fees

The aggregate fees billed by Miller Ray & Houser LLP for the audit of the Company’s 401(K) plan and related review of the Company’s Form 5500 for said plan totaled $6,300 and $7,067 in the years ended December 31, 2003 and 2002, respectively.

A representative of Miller Ray & Houser LLP will be present at the Annual Meeting of Stockholders and shall have the opportunity to make a statement and to respond to appropriate questions.

Audit Committee Charter

The Audit Committee operates pursuant to a written charter that is presented in EXHIBIT C to this Proxy Statement and is incorporated herein by reference.

The foregoing report has been furnished by the Audit Committee of Board of Directors of Transcend Services, Inc.

James D. Edwards, Chairman

Joseph P. Clayton

Charles E. Thoele

The foregoing report of the Audit Committee shall not be deemed to be incorporated by reference in any previous or future documents filed by the Company with the Securities and Exchange Commission under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the Report by reference in any such document.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of February 15, 2004, certain information with respect to all stockholders known to Transcend to beneficially own more than five percent of the Company’s Common Stock, and information with respect to Transcend Common Stock beneficially owned by each Director of Transcend, each nominee for election as Director, the Executive Officers included in the Summary Compensation Table set forth under the caption “Executive Compensation”, and all Directors and executive officers of Transcend as a group. Except as otherwise indicated, the stockholders listed in the table have sole voting and investment powers with respect to the Common Stock owned by them.

Beneficial Owner	Amount and Nature of Beneficial Ownership/(1)/		Percentage Beneficially Owned
Laumar Investors Limited Partnership 3353 Peachtree Road, N.E. Suite 1030 Atlanta, GA 30326	515,000		7.03%

Larry G. Gerdes 945 East Paces Ferry Road Suite 1475 Atlanta, GA 30326	996,795	/(2)/	13.61%

Joseph P. Clayton	20,375	/(3)/	*

James D. Edwards	15,000	/(4)/	*

Walter S. Huff, Jr. 3353 Peachtree Road, N.E. Suite 1030 Atlanta, GA 30326	946,740		12.92%

Charles E. Thoele	45,580	/(5)/	*

Robert D. Alexander	46,625	/(6)/	*

Thomas C. Binion	51,750	/(7)/	*

Carl P. Hawkins	67,075	/(8)/	*

All Directors and Executive Officers as a group (10 persons)	2,224,190	/(9)/	29.64%

*	Represents less than 1%

/(1)/

“Beneficial Ownership” includes shares for which an individual, directly or indirectly, has or shares voting or investment power or both and also includes shares of Common Stock underlying options to purchase Common Stock which are exercisable within sixty days of the date hereof. Beneficial ownership as reported in the above table has been determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934. The percentages are based upon 7,326,690 shares of Common Stock outstanding as of February 15, 2004, except for certain parties who hold presently exercisable options to purchase Common Stock, which are exercisable within sixty days of February 15, 2004. The percentages for those parties who hold presently exercisable options to purchase Common Stock, which are exercisable within sixty days of February 15, 2004, are based upon the sum of 7,326,690 shares plus the number of shares subject to presently exercisable options to purchase Common Stock, which are exercisable within sixty days of February 15, 2004, held by them, as indicated in the following notes. Unless otherwise indicated, each person has sole voting and dispositive power with respect to all shares listed opposite his name.

/(2)/	Includes 28,720 shares held by Mr. Gerdes’ spouse; 10,000 shares held by the Gerdes Family Partnership LP of which Mr. Gerdes is the General Partner; and 3,000 shares held by an Investment Partnership for which Mr. Gerdes has 1/8th interest, exercises investment decision control and shares voting power.

/(3)/	Includes 5,000 shares held by Joseph P. Clayton Revocable Trust and 10,000 shares of Common Stock that may be acquired by Mr. Clayton upon the exercise of stock options exercisable within 60 days of February 15, 2004 and 375 shares held by an Investment Partnership in which Mr. Clayton has 1/8th interest and shares voting power.

/(4)/	Includes 10,000 shares of Common Stock that may be acquired by Mr. Edwards upon the exercise of stock options exercisable within 60 days of February 15, 2004.

/(5)/	All shares held by C. Thoele Lifetime Trust.

/(6)/	Includes 46,250 shares of Common Stock that may be acquired by Mr. Alexander upon the exercise of stock options exercisable within 60 days of February 15, 2004 and 375 shares held by an Investment Partnership in which Mr. Alexander has 1/8th interest and shares voting power.

/(7)/	Includes 46,250 shares of Common Stock that may be acquired by Mr. Binion upon the exercise of stock options exercisable within 60 days of February 15, 2004.

/(8)/	Includes 59,875 shares of Common Stock that may be acquired by Mr. Hawkins upon the exercise of stock options exercisable within 60 days of February 15, 2004.

/(9)/	Includes 177,375 shares of Common Stock that may be acquired upon the exercise of stock options exercisable within 60 days of February 15, 2004.

EXECUTIVE OFFICERS

The executive officers of the Company as of December 31, 2003 are presented below:

NAME	AGE	POSITION WITH THE COMPANY
Larry G. Gerdes	55	Chief Executive Officer (1)
Robert D. Alexander	56	Vice President of Customer Service and Assistant Secretary
Thomas C. Binion	49	President and Chief Operating Officer (2)
Carl P. Hawkins	51	Vice President – Chief Information Officer

(1) Mr. Gerdes served as the Company’s President from June 1985 until December 8, 2003. Mr. Gerdes also served as the Company’s Chief Financial Officer and Treasurer from September 16, 2000 through December 31, 2003. See “Election of Directors” for additional information with respect to Mr. Gerdes. Joseph G. Bleser (age 58) was appointed to the positions of Chief Financial Officer and Treasurer effective January 1, 2004. Mr. Bleser, who is a licensed Certified Public Accountant, was an independent financial consultant since July 1998.

(2) Mr. Binion was appointed to the position of President effective December 9, 2003, in addition to the position of Chief Operating Officer, which he has held since January 1, 2003. Prior to January 1, 2003, Mr. Binion served as Vice President of Transcription Production.

Robert D. Alexander has served as Vice President of Customer Service for Transcend Services, Inc. (“Transcend”) since October 1998. Prior to joining Transcend, Mr. Alexander served as an Account Executive for HBO & Company, a healthcare information systems company, from March 1996 until October 1998.

Thomas C. Binion served as Vice President of Transcription Production for Transcend from August 2000 to December 2002. Since January 1, 2003, Mr. Binion has held the position of Chief Operating Officer and effective December 9, 2003, Mr. Binion was appointed to the position of President for Transcend. For five years prior to joining Transcend, Mr. Binion served in various field management positions at Per-Se Technologies, Inc., a physician practice management services company.

Carl P. Hawkins has served as Vice President – Chief Information Officer for Transcend since May 1998. From December 1996 to May 1998, Mr. Hawkins served as President of HCS Consulting Services; from March 1995 to December 1996, he was President of the Transaction Processing Group for Medaphis Corporation, a physician and hospital business management services and software company; and from January 1984 to March 1995, he was Vice President at Citibank, where among other things he managed strategic information services projects with the Europe and North American Card Products Group.

Executive officers are chosen by and serve at the discretion of the Board of Directors of the Company. Executive officers will devote their full time to the affairs of the Company.

EXECUTIVE COMPENSATION

The following table provides certain summary information for the years ended December 31, 2003, 2002 and 2001 concerning compensation paid or accrued by the Company to or on behalf of the Company’s Chief Executive Officer and the only other executive officers of the Company whose total annual salary and bonus exceeded $100,000 during the year ended December 31, 2003 (the “Named Executive Officers.”)

SUMMARY COMPENSATION TABLE

	ANNUAL COMPENSATION			LONG-TERM COMPENSATION SECURITIES UNDERLYING OPTIONS/SAR’S (#)
NAME AND PRINCIPAL POSITION	YEAR	SALARY ($)	BONUS ($)
Larry G. Gerdes Chief Executive Officer (1)	2003 2002 2001	220,000 220,000 220,000	— — —	100,000 — —	(2)

Robert D. Alexander Vice President of Customer Service and Assistant Secretary	2003 2002 2001	137,500 132,500 123,256	— — —	20,000 7,500 15,000

Thomas C. Binion President and Chief Operating Officer (3)	2003 2002 2001	165,000 145,000 140,000	— — —	40,000 20,000 30,000

Carl P. Hawkins Vice President – Chief Information Officer	2003 2002 2001	150,000 145,000 137,500	— — —	26,000 5,000 17,500

(1)	Mr. Gerdes served as the Company’s President from June 1985 until December 8, 2003. Mr. Gerdes also served as the Company’s Chief Financial Officer and Treasurer from September 16, 2000 through December 31, 2003.
(2)	Upon the Board’s approval of the Company’s 2003 Stock Incentive Plan on December 9, 2003, Mr. Gerdes was granted an option for 100,000 shares of Common Stock. The 2003 Stock Incentive Plan is subject to the approval of the Company’s stockholders at the Annual Meeting of Stockholders.
(3)	Mr. Binion was appointed to the positions of Chief Operating Officer effective January 1, 2003 and President effective December 9, 2003. Prior to January 1, 2003, Mr. Binion served as Vice President of Transcription Production.

STOCK OPTION GRANTS AND RELATED INFORMATION

The following table sets forth information regarding individual grants of options for Transcend Common Stock during the twelve months ended December 31, 2003 to each of the Named Executive Officers in the Summary Compensation Table above. All such grants, with the exception of the grant to Mr. Gerdes, were made pursuant to the Transcend Services, Inc. 2001 Stock Option Plan. Upon the Board’s approval of the Company’s 2003 Stock Incentive Plan on December 9, 2003, Mr. Gerdes was granted an option for 100,000 shares of Common Stock. The 2003 Stock Incentive Plan is subject to the approval of the Company’s stockholders at the Annual Meeting of Stockholders. In accordance with the rules of the Securities and Exchange Commission, the table sets forth the hypothetical gains or “option spreads” that would exist for the options at the end of their respective ten-year terms based on assumed annualized rates of compound stock price appreciation of 5% and 10% from the dates the options were granted to the end of the respective option terms. Actual gains, if any, on option exercises are dependent on the future performance of Transcend Common Stock and overall market conditions. There can be no assurance that the potential realizable values shown in this table will be achieved.

OPTION GRANTS IN LAST FISCAL YEAR
Individual Grants
	Number of Securities Underlying Options Granted (#)		% of Total Options Granted to Employees in 2003 (3)		Exercise		Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (5)
Name					Or Base Price ($/Sh) (4)		Expiration Date	5%		10%
Larry G. Gerdes	100,000	(1)	27.61%			$4.15	12/09/13		$260,991		$661,403

Robert D. Alexander	10,000 10,000	(2) (2)	2.76 2.76	% %	$ $	2.70 4.15	08/07/13 12/24/13	$ $	16,980 26,099	$ $	43,031 66,140

Thomas C. Binion	20,000 20,000	(2) (2)	5.52 5.52	% %	$ $	2.70 4.15	08/07/13 12/24/13	$ $	33,960 52,198	$ $	86,062 132,281

Carl P. Hawkins	10,000 6,000 10,000	(2) (2) (2)	2.76 1.66 2.76	% % %	$ $ $	2.70 2.52 4.15	08/07/13 09/08/13 12/24/13	$ $ $	16,980 9,509 26,099	$ $ $	43,031 24,097 66,140

(1)	50% of these options vest on the first anniversary of the date of the grant. The remaining 50% of these options vest in two equal annual installments beginning on the second anniversary of the date of the grant.

(2)	These options vest in four equal annual installments beginning on the first anniversary of the date of the grant.

(3)	Transcend granted options to purchase a total of 362,200 shares to Directors, Officers and employees in the twelve months ended December 31, 2003.

(4)	Stock options are granted with an exercise price equal to the fair market value of the Transcend Common Stock on the date of grant.

(5)	The 5% and 10% assumed rates of annual compound stock appreciation are mandated by rules of the Securities and Exchange Commission and do not represent Transcend’s estimate of projection of future prices for Transcend Common Stock.

AGGREGATED OPTION EXERCISES IN FISCAL 2003 AND FISCAL YEAR END OPTION VALUES

There were no options exercised by the Named Executive Officers during fiscal 2003.

The following table contains the aggregate number of shares of Common Stock underlying stock options held by each Named Executive Officer as of December 31, 2003:

	Number of Securities Underlying Unexercised Options at December 31, 2003 (#)			Value of Unexercised In-The-Money Options at December 31, 2003 ($) (1)
Name	Exercisable	Unexercisable		Exercisable	Unexercisable
Larry G. Gerdes	-0-	100,000	(2)	$0	$0
Robert D. Alexander	44,375	40,625		$109,355	$74,598
Thomas C. Binion	42,500	77,500		$71,100	$123,950
Carl P. Hawkins	58,000	43,500		$142,673	$74,361

(1)	Represents the excess of the fair market value of the Common Stock of approximately $4.15 per share (the closing selling price as quoted on the Nasdaq SmallCap Market on December 31, 2003) above the exercise price per share of the options times the applicable number of shares.

(2)	Upon the Board’s approval of the Company’s 2003 Stock Incentive Plan on December 9, 2003, Mr. Gerdes was granted an option for 100,000 shares of Common Stock. The 2003 Stock Incentive Plan is subject to the approval of the Company’s stockholders at the Annual Meeting of Stockholders. This plan, if approved by the stockholders, also provides for the grant of restricted stock awards. No such awards have been granted as of December 31, 2003. Under the Plan, options are granted for the purchase of the Company’s common stock at fair value, as defined in the option agreement, on the date of grant.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Stock Option and Compensation Committee of the Board of Directors for 2003 was comprised of Messrs. Charles E. Thoele (Chairman), Joseph P. Clayton and Walter S. Huff, Jr. None of the members of the Stock Option and Compensation Committee served as an officer or employee of the Company during the fiscal year ended December 31, 2003. No interlocking relationship exists between the Company’s Board of Directors or Compensation Committee and the board of directors or compensation committee of any other company.

On March 30, 2001, Larry G. Gerdes and Walter S. Huff, Jr. (the “Guarantors”) personally guaranteed the repayment of borrowings, if any, under the Company’s $1.5 million line of credit (“LOC”) with Bank of America, N.A. (the “Bank”). The LOC bears interest at the Bank’s prime rate of interest minus one-half percent. On March 25, 2002 and again on March 21, 2003, prior to the annual termination dates of the LOC, the Company and the Guarantors renewed the LOC and extended the termination date to March 31, 2004. From March 30, 2001 through July 22, 2003, the Guarantors received no compensation for providing such guarantees. On July 23, 2003, the independent members of the Board of Directors authorized the payment of an annual facility fee to the Guarantors in an amount equal to 1% of the LOC facility (or $15,000 in aggregate). In addition, quarterly usage fees are payable to the Guarantors at the rate of 2% per annum on average daily borrowings under the LOC during the quarter. No such usage fees were payable to the Guarantors during 2003.

Larry G. Gerdes, Walter S. Huff, Jr. and Charles E. Thoele received individually 435,375, 375,000 and 26,312 shares, respectively, or an aggregate of 836,687 shares of the 2,903,422 shares of Common Stock issued in the stockholder-approved conversion of the Company’s preferred stock on June 25, 2003 and in lieu of cash dividends at the preferred stock cash dividend payment dates of February 15 and May 15, 2003.

Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of

1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following Report of Compensation Committee on Executive Compensation and the Stockholder Return Performance Graph shall not be incorporated by reference into any such filings.

REPORT OF STOCK OPTION AND COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

During the fiscal year ended December 31, 2003, the Stock Option and Compensation Committee of the Board of Directors was comprised of three non-employee members of the Board: Charles E. Thoele (Chairman), Joseph P. Clayton and Walter S. Huff, Jr. The Stock Option and Compensation Committee establishes the general compensation policy for all executive officers of the Company and administers the incentive plans, including the 1992 Stock Option Plan, the 2001 Stock Option Plan, the 2003 Stock Incentive Plan and the cash bonus program for executive officers. The Stock Option and Compensation Committee also is responsible for reviewing executive officer compensation levels and evaluating management performance. The discussion set forth below is a report submitted by the Stock Option and Compensation Committee regarding the Company’s compensation policies and programs for executive officers for 2003.

Stock Option and Compensation Committee Philosophy

The Company’s executive compensation program is designed to reward outstanding performance and results. The Stock Option and Compensation Committee believes that the Company must pay competitively to attract, motivate and retain qualified executives. Moreover, in order to align their interests with the stockholders of the Company and maximize stockholder value, the Stock Option and Compensation Committee also believes that the Chief Executive Officer and the Company’s other executive officers should be significantly motivated by Transcend’s as well as individual performance.

In support of this philosophy, the executive compensation program is designed to reward performance that is directly relevant to the Company’s short-term and long-term success. As such, the Company attempts to provide both short-term and long-term incentive compensation that varies based on corporate and individual performance.

To accomplish these objectives, the Stock Option and Compensation Committee has structured the executive compensation program with three primary underlying components: base salary, performance incentives and long-term incentives (such as stock options). The following sections describe these elements of compensation and discuss how each component relates to the Company’s overall compensation philosophy.

Base Salary Program

The Company’s base salary program is based on a philosophy of providing base pay levels that are competitive with similarly situated companies in the healthcare industry as well as public companies of similar size in other industries. The Committee periodically reviews its executive pay levels to assure consistencies with the external market. At its meeting on December 9, 2003, the Committee performed a comprehensive review of comparative executive compensation information that was prepared by the Company for the Committee using criteria for selecting comparative companies that was provided by the Chairman of the Committee. A similar review was conducted at the Committee’s meeting on December 10, 2002. Annual salary adjustments are based on several factors including the general level of market salary increases, individual performance and long-term value to the Company, competitive base salary levels and the Company’s overall financial and operating results. During 2003, Mr. Gerdes, the Company’s Chief Executive Officer, did not receive an increase in base pay, but was granted an increase of 6.8% from an annual base salary level of $220,000 to $235,000 effective January 1, 2004.

Performance Bonuses

Performance bonuses are intended to (i) reward executive officers based on Company and individual performance, (ii) motivate executive officers, and (iii) provide pay-for-performance cash compensation opportunities to executive officers. Accordingly, a portion of the executives’ compensation is contingent upon corporate performance and adjusted where appropriate, based on an executives’ performance against personal performance objectives. No bonuses were paid to executive officers in 2003.

Long-Term Incentives

Long-term incentives are designed to focus the efforts of executive officers on the long-term goals of the Company and to maximize total return to the stockholders of the Company. In the past, the Stock Option and Compensation Committee has relied primarily on stock option awards to provide long-term incentive opportunities. Stock options issued by the Company generally have a ten-year term before expiration, are exercisable over a number of years from the date of grant, and executives must be employed by the Company at the time of vesting in order to exercise the options. The Compensation Committee believes that dependence on stock options for a portion of executives’ compensation more closely aligns such executives’ interests with those of the Company’s stockholders, since the ultimate value of such compensation is linked directly to stock price.

On December 9, 2003, the Committee granted to Mr. Gerdes a nonqualified stock option to purchase 100,000 shares of the Company’s Common Stock at an exercise price of $4.15 per share, which was the closing price per share of the Company’s Common Stock as reported on the Nasdaq SmallCap Market System on that date. One half of the shares covered by the option granted to Mr. Gerdes vest on the first anniversary of the date of the grant. The remaining 50% of the shares covered by the option vest in two equal annual installments beginning on the second anniversary of the date of grant. The option granted to Mr. Gerdes was made under the 2003 Stock Incentive Plan, which is subject to stockholder approval. In the event that the stockholders do not approve the 2003 Stock Incentive Plan at their annual meeting, then the option granted to Mr. Gerdes on December 9, 2003 shall be null and void.

Fiscal Year 2003 Actions

The compensation for the Chief Executive Officer for fiscal 2003 was determined in the manner described above and no particular quantitative measures were used by the Stock Option and Compensation Committee in determining his compensation except as so described.

The Stock Option and Compensation Committee continually evaluates the Company’s compensation policies and procedures with respect to executives. Although the Stock Option and Compensation Committee believes that current compensation policies have been successful in aligning the financial interests of executive officers with those of the Company’s stockholders and with Company performance, it continues to examine what modifications, if any, should be implemented to further link executive compensation with both individual and Company performance.

Charles E. Thoele, Chairman

Joseph P. Clayton

Walter S. Huff, Jr.

EQUITY COMPENSATION PLAN INFORMATION

The following table gives information about the Company’s Common Stock that may be issued upon the exercise of stock options under the Company’s existing equity compensation plans that have been approved by security holders as of December 31, 2003, including the Company’s 1992 Stock Option Plan and 2001 Stock Option Plan. The Company’s 2003 Stock Incentive Plan was approved by the Board of Directors on December 9, 2003 and is subject to the approval of the Company’s stockholders at the Annual Meeting of Stockholders. See Agenda Item Two – Approval of the 2003 Stock Incentive Plan. The Company has no warrants or other rights to acquire the Company’s Common Stock outstanding as of December 31, 2003.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	667,000	$2.20	56,000

Equity compensation plans not approved by security holders	0	0	0

Total	667,000	$2.20	56,000

STOCKHOLDER RETURN PERFORMANCE GRAPH

Set forth on the following page is a line graph comparing the percentage change in the cumulative total stockholder return on the Company’s Common Stock against the cumulative total return of the Nasdaq Composite Index and the Nasdaq Health Services Index for the period commencing on December 31, 1998 and ending December 31, 2003. The graph assumes that the value of the investment in the Company’s Common Stock in each index was $100 on December 31, 1998. The Company has not paid any cash dividends on its Common Stock.

Comparison of Five—Year Cumulative Total Returns

Performance Graph for Transcend Services, Inc.

Produced on 01/28/2004 including data to 12/31/2003

$300
$200
$100
$0
157.3
91.8
42.8
12/31/1998
12/31/1999
12/29/2000
12/31/2001
12/31/2002
12/31/2003

Legend

Symbol	CRSP Total Returns Index for:	12/1998	12/1999	12/2000	12/2001	12/2002	12/2003
——— ■	Transcend Services, Inc.	100.0	35.5	14.2	13.2	7.6	42.8
— — ★	Nasdaq Stock Market (US Companies)	100.0	185.4	111.8	88.8	61.4	91.8
- - - ▲	Nasdaq Health Services Stocks SIC 8000—8099 US & Foreign	100.0	80.4	110.4	119.4	102.9	157.3

Notes:

A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.
B. The indexes are reweighted daily, using the market capitalization on the previous trading day.
C. If the monthly interval, based on the fiscal year—end, is not a trading day, the preceding trading day is used.
D. The index level for all series was set to $100.0 on 12/31/1998.

12387

Prepared by CRSP (www.crsp.uchicago.edu), Center for Research in Security Prices, Graduate School of Business, The University of Chicago. Used with permission. All rights reserved.

©Copyright 2004

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On March 30, 2001, Larry G. Gerdes and Walter S. Huff, Jr. (the “Guarantors”) personally guaranteed the repayment of borrowings, if any, under the Company’s $1.5 million line of credit (“LOC”) with Bank of America, N.A. (the “Bank”). The LOC bears interest at the Bank’s prime rate of interest minus one-half percent. On March 25, 2002 and again on March 21, 2003, prior to the annual termination dates of the LOC, the Company and the Guarantors renewed the LOC and extended the termination date to March 31, 2004. From March 30, 2001 through July 22, 2003, the Guarantors received no compensation for providing such guarantees. On July 23, 2003, the independent members of the Board of Directors authorized the payment of an annual facility fee to the Guarantors in an amount equal to 1% of the LOC facility (or $15,000 in aggregate). In addition, quarterly usage fees are payable to the Guarantors at the rate of 2% per annum on average daily borrowings under the LOC during the quarter. No such usage fees were payable to the Guarantors during 2003.

Larry G. Gerdes, Walter S. Huff, Jr. and Charles E. Thoele received individually 435,375, 375,000 and 26,312 shares, respectively, or an aggregate of 836,687 shares of the 2,903,422 shares of Common Stock issued in the stockholder-approved conversion of the Company’s preferred stock on June 25, 2003 and in lieu of cash dividends at the preferred stock cash dividend payment dates of February 15 and May 15, 2003.

PROPOSALS BY STOCKHOLDERS

Proposals by stockholders intended to be presented at the 2005 Transcend annual meeting (to be held in the Spring of 2005) must be forwarded in writing and received at the principal executive office of Transcend no later than December 2, 2004 directed to the attention of the Secretary, for consideration for inclusion in the Transcend’s proxy statement for the annual meeting of stockholders to be held in 2005. Any such proposals must comply in all respects with the rules and regulations of the Securities and Exchange Commission.

In connection with the Company’s Annual Meeting of Stockholders to be held in 2005, if the Company does not receive notice of a matter or proposal to be considered by February 15, 2005; then the persons appointed by the Board of Directors to act as the proxies for such Annual Meeting (named in the form of proxy) will be allowed to use their discretionary voting authority with respect to any such matter or proposal at the Annual Meeting, if such matter or proposal is properly raised at the Annual Meeting and put to a vote.

SECTION 16 BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s Directors, executive officers and persons who own more than 10% of the outstanding Common Stock of the Company to file with the Securities and Exchange Commission reports of changes in ownership of the Common Stock of the Company held by such persons. Officers, Directors and greater than 10% stockholders are also required to furnish the Company with copies of all forms they file under this regulation. To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and representations that no other reports were required, all Section 16(a) filing requirements applicable to its Directors, officers and greater than 10% stockholders were complied with during the year ended December 31, 2003.

Although it is not the Company’s obligation to make filings pursuant to Section 16 of the Securities Exchange Act of 1934, the Company has adopted a policy requiring all Section 16 reporting persons to report to the Company’s Chief Financial Officer all trading activity in the Company’s Common Stock on the day of said trade(s) to facilitate the timely filing of the reports(s) of such trading activity with the Securities and Exchange Commission.

ANNUAL REPORT ON FORM 10-K

Additional information concerning the Company, including financial statements of the Company, is provided in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003, which accompanies this report. Exhibits filed with the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003, as filed with the Securities and Exchange Commission, are available to stockholders who make written request to the Company’s Secretary, 945 East Paces Ferry Road, Suite 1475, Atlanta, Georgia 30326.

OTHER MATTERS

The Board of Directors is not aware of any other matters to be presented for action at the Annual Meeting. If any other matter should come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matter in accordance with their best judgment of what is in the best interests of the Company.

By Order of the Board of Directors

/s/ Larry G. Gerdes

LARRY G. GERDES Chairman of the Board

Atlanta, Georgia

March 22, 2004

EXHIBIT A

TRANSCEND SERVICES, INC.

2003 STOCK INCENTIVE PLAN

TRANSCEND SERVICES, INC.

2003 STOCK INCENTIVE PLAN

ARTICLE 1

GENERAL

1.1 Purpose. The Transcend Services, Inc. 2003 Stock Incentive Plan (the “Plan”) has been established by Transcend Services, Inc. (the “Company”) to (a) attract and retain high caliber employees, directors, consultants and independent agents; (b) motivate Participants, by means of appropriate incentives, to achieve long-range goals; (c) provide incentive compensation opportunities that are competitive with those of other similar companies; and (d) further align Participants’ interests with those of the Company’s other shareholders through compensation that is based on the Company’s common stock; and thereby promote the long-term financial interest of the Company and the Related Companies, if any, including the growth in value of the Company’s equity and enhancement of long-term shareholder return.

1.2 Participation. Subject to the terms and conditions of the Plan, the Committee shall determine and designate, from time to time, from among the Eligible Persons, those persons who will be granted one or more Awards under the Plan, and thereby become Participants in the Plan. In the discretion of the Committee, a Participant may be granted any Award for which such Participant is eligible under the provisions of the Plan, and more than one Award may be granted to a Participant. Awards may be granted as alternatives to or replacement of awards outstanding under the Plan, or any other plan or arrangement of the Company or a Related Company, if any (including a plan or arrangement of a business or entity, all or a portion of which is acquired by the Company or a Related Company).

1.3 Definitions. For purposes of the Plan, the terms listed below shall be defined as follows:

(a) Award. The term “Award” shall mean any award or benefit granted to any Participant under the Plan, including, without limitation, the grant of Incentive Stock Options, Non-Qualified Stock Options and Restricted Stock Awards.

(b) Award Agreement. The term “Award Agreement” shall mean an agreement entered into by the Company and a Participant, setting forth the terms and provisions applicable to the Award granted to such Participant under this Plan, as further described in Section 5.8 of the Plan.

(c) Board. The term “Board” shall mean the Board of Directors of the Company.

(d) Code. The term “Code” means the Internal Revenue Code of 1986, as amended. A reference to any provision of the Code shall include a reference to any successor provision of the Code.

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(e) Committee. The term “Committee” shall have the meaning set forth in Section 2.1 of the Plan.

(f) Disability. The term “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code.

(g) Effective Date. The term “Effective Date” shall have the meaning set forth in Section 5.1 of this Plan.

(h) Eligible Person. The term “Eligible Person” shall mean any employee or director of the Company, or a Related Company, if any, and any consultant, advisor or other person providing bona fide services to the Company or a Related Company; provided, however, that consultants or advisors shall be eligible for Awards under the Plan only if: (i) they are natural persons; (ii) they provide bona fide services to the Company; and (iii) the services are not in connection with the offer or sale of securities in a capital raising transaction, and do not directly or indirectly promote or maintain a market for the Company’s securities.

(i) Exchange Act. The term “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the Rules and regulations promulgated thereunder.

(j) Exercise Price. The term “Exercise Price” shall mean the exercise price as determined under Section 3.2.

(k) Fair Market Value. For purposes of determining the “Fair Market Value” of a share of Stock as of any day, the following rules shall apply:

(i) If the Stock is listed on any established stock exchange or a national securities market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for that day, as reported in The Wall Street Journal or such other source as the Committee deems reliable; or

(ii) If the Stock is regularly quoted by a recognized securities dealer, but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for the Stock on that day, as reported in The Wall Street Journal or such other source as the Committee deems reliable; or

(iii) In the absence of an established market for the Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

(l) Incentive Stock Option or ISO. The term “Incentive Stock Option” or “ISO” shall have the meaning set forth in Section 3.1 of the Plan.

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(m) Insider. The term “Insider” means each Person who would be an “executive officer” of the Company, as the term “executive officer” is used in Rule 3b-7 of the Exchange Act (regardless of whether the Company is subject to such Exchange Act) and each member of the Board of Directors of the Company.

(n) Non-Qualified Stock Option. The term “Non-Qualified Stock Option” shall have the meaning set forth in Section 3.1 of the Plan.

(o) Option. The term “Option” shall have the meaning set forth in Section 3.1 of the Plan.

(p) Participant. The term “Participant” means an Eligible Person who has been selected by the Committee to participate in the Plan in accordance with Section 2.2(a) of the Plan.

(q) Period(s) of Restriction. The term “Period(s) of Restriction” means the period(s) during which the transfer of shares granted pursuant to a Restricted Stock Award is limited in some way (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, at its discretion) or the shares are subject to a substantial risk of forfeiture, pursuant to the terms of this Plan or the applicable Award Agreement.

(r) Related Companies. The term “Related Company” means any company during any period in which it is a “parent corporation” (as that term is defined in Code §424(e)) with respect to the Company or a “subsidiary corporation” (as that term is defined in Code §424(f)) with respect to the Company.

(s) Restricted Stock Award. The term “Restricted Stock Award” means an award of shares of Stock pursuant to Article 4 of the Plan.

(t) Stock. The term “Stock” shall mean shares of $0.05 par value common stock of the Company.

(u) 10% Shareholder. The term “10% Shareholder” means a person who owns (after taking into account the attribution rules of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or a Related Company.

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ARTICLE 2

COMMITTEE

2.1 Administration. The authority to control and manage the operation and administration of the Plan shall be vested in the Stock Option and Compensation Committee (the “Committee”) selected by the Board and, except as provided below, consisting solely of two or more “Non-Employee Directors” as such term is defined in Rule 16b-3 of the Exchange Act. If at any time there is not such a committee in existence pursuant to this Section 2.1, the Committee shall consist of all the members of the Board.

2.2 Powers of Committee. The authority of the Committee shall include the following:

(a) Subject to the provisions of the Plan, the Committee shall have the authority and discretion to select from among the Eligible Persons those persons who shall receive Awards, to determine the time or times of receipt of Awards, to determine the types of Awards and the number of shares covered by the Awards, to establish the terms, conditions, performance criteria, restrictions, and other provisions of such Awards, and (subject to the restrictions imposed by Article 6) to cancel or suspend Awards. In making such Award determinations, the Committee may take into account the nature of services rendered by the individual, the individual’s present and potential contribution to the Company’s or a Related Company’s success and such other factors as the Committee deems relevant. Notwithstanding the foregoing, ISOs may be granted only to employees of the Company or a Related Company.

(b) Subject to the provisions of the Plan, the Committee shall have the authority and discretion to determine the extent to which Awards under the Plan will be structured to conform to the requirements applicable to performance-based compensation as described in Code §162(m), and to take such action, establish such procedures, and impose such restrictions at the time such Awards are granted as the Committee determines to be necessary or appropriate to conform to such requirements.

(c) The Committee shall have the authority and discretion to establish terms and conditions of Awards as the Committee determines to be necessary or appropriate to conform to applicable requirements or practices of jurisdictions outside of the United States.

(d) The Committee shall have the authority and discretion to interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any agreements made pursuant to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

(e) Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final, conclusive and binding on all Persons, including the Company and

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Related Companies, their shareholders, Eligible Persons, Participants, and their estates and beneficiaries.

(f) Except as otherwise expressly provided in the Plan, and to the extent allowable under law, where the Committee is authorized to make a determination with respect to any Award, such determination shall be made at the time the Award is made.

(g) In controlling and managing the operation and administration of the Plan, the Committee shall act by a majority of its then members, by meeting or by writing filed without a meeting. The Committee shall maintain and keep adequate records concerning the Plan and concerning its proceedings and acts in such form and detail as the Committee may decide.

2.3 Delegation by Committee. Except to the extent prohibited by applicable law or the applicable rules of a stock exchange, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time.

2.4 Information to be Furnished to Committee. The Company and Related Companies shall furnish the Committee with such data and information as may be required for it to discharge its duties hereunder. The records of the Company and Related Companies as to an Eligible Person’s or Participant’s employment or performance of services, termination of employment or cessation of performance of services, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined to be manifestly incorrect. Participants and other persons entitled to benefits under the Plan must, as a condition to the receipt or settlement of any Award hereunder, furnish the Committee such evidence, data or information as the Committee reasonably considers desirable to carry out the terms of the Plan.

ARTICLE 3

STOCK OPTIONS

3.1 Options. The grant of an option (an “Option”) entitles the Participant to purchase the number of shares of Stock designated in the Award Agreement for such Option at an Exercise Price established by the Committee. Options granted under this Article 3 may be either Incentive Stock Options or Non-Qualified Stock Options, as determined in the discretion of the Committee. An “Incentive Stock Option” or “ISO” is an Option that is intended to qualify as, and that satisfies the requirements applicable to, an “incentive stock option” described in Section 422(b) of the Code. A “Non-Qualified Stock Option” is an Option that is not intended to be, or does not qualify as, an “incentive stock option” as that term is described in Section 422(b) of the Code. To the extent that the aggregate Fair Market Value (determined at time of grant) of the shares of Stock subject to ISOs granted to a Participant under the Plan and under any other stock option plan adopted by the Company or a Related Company that first become exercisable in any calendar year exceeds $100,000, such options shall be treated as Non-Qualified Stock Options.

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3.2 Exercise Price. The “Exercise Price” of each Option granted under this Article 3 shall be established by the Committee or shall be determined by a method established by the Committee at the time the Option is granted; provided that, in the case of an ISO, the Exercise Price per share shall not be less than 100% (or, in the case of a 10% Shareholder, 110%) of the Fair Market Value of a share of Stock as of the date on which the Option is granted; and provided further that in the case of a Non-Qualified Stock Option, the Exercise Price per share shall not be less than 100% of the Fair Market Value of a share of Stock as of the date on which the Option is granted.

3.3 Exercise. An Option shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee; provided that an ISO may not be exercisable more than 10 (or, in the case of a 10% Shareholder, 5) years after the date such ISO is granted. If the Committee provides, in its discretion, that any Option is exercisable only in installments, to the extent allowed under law, the Committee may waive such installment exercise provision at any time in whole or in part based on performance and/or such other factors as the Committee may determine in its sole discretion.

3.4 Payment of Option Exercise Price. The payment of the Exercise Price of an Option granted under this Article 3 shall be subject to the following:

(a) Subject to the following provisions of this Section 3.4, the full Exercise Price for shares of Stock purchased upon the exercise of any Option shall be paid at the time of such exercise.

(b) The Exercise Price shall be payable (i) in cash; (ii) by tendering shares of Stock held by the Participant for more than six months (by either actual delivery of shares or by attestation, with such shares valued at Fair Market Value as of the day of exercise); or (iii) in any combination thereof, as determined by the Committee.

3.5 Settlement of Award. Distribution of shares of Stock following exercise of an Option shall be subject to such conditions, restrictions and contingencies as the Committee may establish.

ARTICLE 4

RESTRICTED STOCK AWARDS

4.1 Restricted Stock Awards. A Restricted Stock Award is a grant of shares of Stock or of a right to receive shares of Stock in the future.

4.2 Parameters for Restricted Stock Awards. Each Restricted Stock Award shall be subject to such conditions, restrictions and contingencies, as the Committee shall determine. These may include continuous service and/or the achievement of performance measures. The performance measures that may be used by the Committee for such Awards shall be measured by such criteria as the Committee may establish, consistent with any applicable requirements of

6

Code §162(m). The Committee may designate a single goal criterion or multiple goal criteria for performance measurement purposes, with the measurement based on absolute Company (or Related Company) or business unit performance and/or on performance as compared with that of other companies.

The language regarding performance measures is intended to permit the Company to bring these awards within the requirements of the general rule for the performance based compensation exception to the $1 million limit on deductible compensation under Code § 162(m).

4.3 Custody of Certificates. The Company shall have the right to retain the certificates representing shares of Stock subject to a Restricted Stock Award in the Company’s possession until such time as all conditions and/or restrictions applicable to such Restricted Stock Award have been satisfied.

4.4 Voting Rights. Except as otherwise provided by the Committee in an Award Agreement, during any Period of Restriction, Participants holding shares of Stock subject to a Restricted Stock Award granted hereunder may exercise full voting rights with respect to those shares, whether or not such shares are in the custody of the Company.

4.5 Dividends and Other Distributions. During any Period of Restriction, Participants holding shares of Stock subject to a Restricted Stock Award granted hereunder may be credited with regular cash dividends paid with respect to the underlying shares while they are so held, whether or not such shares are in the custody of the Company. The Committee may apply any restrictions to the dividends that the Committee deems appropriate.

In the event that any dividend constitutes a “derivative security” or an “equity security” pursuant to Rule 16(a) under the Exchange Act, such dividend shall be subject to a vesting period equal to the remaining vesting period of the shares of Stock subject to the Restricted Stock Award with respect to which the dividend is paid.

ARTICLE 5

OPERATION AND ADMINISTRATION

5.1 Effective Date. The Plan shall be effective as of December 9, 2003 (the “Effective Date”); provided, however, that, to the extent that Awards are made under the Plan prior to its approval by shareholders, they shall be contingent on approval of the Plan by the shareholders of the Company; and provided further that no Option issued under the Plan shall constitute an ISO unless the Plan is approved by the shareholders of the Company within 12 months of the adoption of the Plan by the Board and no Options may be exercised prior to such shareholder approval if such Option is intended to be an ISO. The Plan shall be unlimited in duration and, in the event of Plan termination, shall remain in effect as long as any Awards under it are outstanding; provided, however, that, to the extent required by the Code, no Incentive Stock

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Options may be granted under the Plan on a date that is more than ten years from the date the Plan is adopted or, if earlier, the date the Plan is approved by shareholders.

5.2 Shares Subject to Plan. The maximum number of shares issuable under the Plan shall be as set forth below:

(a) Subject to adjustment as set forth in Section 5.2(d), the maximum number of shares of Stock available for issuance under the Plan as of the Effective Date shall be 350,000 shares of Stock.

(b) Any shares of Stock granted under the Plan that are forfeited because of the failure to meet an Award contingency or condition shall again be available for delivery pursuant to new Awards granted under the Plan. To the extent any shares of Stock covered by an Award are not delivered to a Participant or beneficiary because the Award is forfeited or canceled, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan.

(c) If the Exercise Price of any stock option granted under the Plan is satisfied by tendering shares of Stock to the Company (by either actual delivery or by attestation), only the number of shares of Stock issued net of the shares of Stock tendered shall be deemed delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan.

(d) In the event of a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the Committee may adjust Awards to facilitate the transaction or to preserve the benefits or potential benefits of the Awards. Action by the Committee may include adjustment of: (i) the number and kind of securities which may be delivered under the Plan, but only if and to the extent that such adjustment may be effected without shareholder approval of the Plan as so adjusted being required in order for Options issued after the adjustment to be eligible for qualification as incentive stock options under Code Section 422; (ii) the number and kind of securities subject to outstanding Awards; (iii) the Exercise Price of outstanding Options; and (iv) acceleration of Awards so that they vest prior to the transaction with or without provision for the termination of Awards not exercised prior to the transaction, as well as any other adjustments that the Committee determines to be equitable, including, without limitation, substitution of the securities of any other Person for the securities of the Company.

(e) The Committee may, at any time or from time to time, authorize the Company, with the consent of the respective affected Participants, to issue new Awards in exchange for the surrender and cancellation of any, or all, outstanding Awards, provided that said issuance is made at least six (6) months plus one (1) day after said surrender and cancellation. The Committee may at any time (including in anticipation of

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an event described in Section 5.2(d) whereby Awards are to be substituted, assumed, or replaced by a successor company), upon twenty (20) days prior written notice, buy from a Participant an Award previously granted with payment in cash, Stock (including shares of Stock subject to a Restricted Stock Award) or other consideration, based on such terms and conditions as the Committee and the Participant shall agree; provided, however, notwithstanding the foregoing, the Committee shall have the right and authority without Participant approval to buy from the Participant all unexercised Awards acquired by Participant hereunder for the total Fair Market Value of such Awards (which in the case of an Option, shall be determined by multiplying the number of then vested and exercisable shares under the Option times the positive difference between the Fair Market Value of a share and the Exercise Price provided in the Option Award Agreement and, in the case of a Restricted Stock Award, shall be the Fair Market Value of Stock that has fully vested under the terms of the Restricted Stock Award, subject to any right of repurchase otherwise possessed by the Company).

(f) Subject to the overall limitation on the number of shares of Stock that may be delivered under the Plan, the Committee may use available shares of Stock as the form of payment for compensation, grants or rights earned or due under any other compensation plans or arrangements of the Company or a Related Company, including the plans and arrangements of the Company or a Related Company acquiring another entity (or an interest in another entity), and any such use shall reduce on a share-for-share basis the number of shares available for issuance under the Plan.

5.3 Limit on Distribution. Distribution of shares of Stock or other amounts under the Plan shall be subject to the following:

(a) Notwithstanding any other provision of the Plan, the Company shall have no liability to deliver any shares of Stock under the Plan or make any other distribution of benefits under the Plan unless such delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act of 1933), and the applicable requirements of any securities exchange or similar entity.

(b) To the extent that the Plan provides for issuance of stock certificates to reflect the issuance of shares of Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

(c) No Participant may be granted Awards with respect to more than 100,000 shares during any one-year period.

5.4 Tax Withholding. The Company may require a Participant to remit to the Company an amount sufficient to satisfy any Federal, state and local tax withholding required in respect of an Award, its exercise, or any payment or transfer under an Award or under the Plan prior to the date such withholding tax is due (and the Company may require the Company’s receipt of such amount as a condition to the delivery of any certificate for shares issuable to such Participant

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hereunder or to the issuance of shares to such Participant hereunder on a non-certificated basis) or, in the discretion of the Committee, the Company may withhold from any shares to be delivered to such Participant hereunder the number of shares sufficient to satisfy all or a portion of such tax withholding requirements, or the Company may withhold from any other payment or payments otherwise due to such Participant an amount sufficient to satisfy all or a portion of such tax withholding requirements. Whenever under the Plan payments are to be made in cash, such payments may be net of an amount sufficient to satisfy any statutory Federal, state and local tax withholding requirements.

5.5 Legends. Each Award Agreement and each certificate representing securities granted pursuant to the Plan (including securities issuable pursuant to the terms of derivative securities) may bear a restrictive legend as the Company deems necessary or advisable under applicable law, including federal and state securities laws.

5.6 Transferability. Except as otherwise provided by the Committee, Awards under the Plan shall not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until (i) in the case of a Restricted Stock Award, the end of the applicable Period or Periods of Restriction established by the Committee and specified in the Award Agreement, or upon earlier satisfaction of any other conditions, as specified by the Committee in its sole discretion and set forth in the Award Agreement, or (ii) in the case of an Option, satisfaction of such conditions or period of time as are expressly set forth in the applicable Award Agreement as prerequisites for the transferability of such Option; provided that an ISO shall not be transferable in any manner by a Participant other than by will or the laws of descent and distribution. All rights with respect to an Award granted to a Participant under the Plan shall be available during his or her lifetime only to such Participant, and an ISO granted to a Participant hereunder may, during the lifetime of such Participant, be exercised only by such Participant.

5.7 Form and Time of Elections. Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification, or revocation thereof, shall be in writing filed with the Committee at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require.

5.8 Agreement With Company. At the time of an Award to a Participant under the Plan, the Committee shall require a Participant to enter into an agreement with the Company (the “Award Agreement”) in a form specified by the Committee, agreeing to the terms and conditions of the Plan, the Award and to such additional terms and conditions, not inconsistent with the Plan, as the Committee may, in its sole discretion, prescribe.

5.9 Limitation of Implied Rights. No Participant is granted any rights under the Plan except as set forth herein or in an Award. In particular, by way of illustration:

(a) Neither a Participant nor any other person shall, by reason of the Plan, acquire any right in or title to any assets, funds or property of the Company or any Related

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Company whatsoever, including, without limitation, any specific funds, assets, or other property which the Company or any Related Company, in their sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the fully vested and/or unrestricted, as the case may be, shares of Stock, if any, issuable to such Participant under the Plan, unsecured by any assets of the Company or any Related Company.

(b) The Plan does not constitute a contract of employment, and selection as a Participant will not give any employee the right to be retained in the employ of the Company or any Related Company, nor any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. Except as otherwise provided in the Plan, no Award under the Plan shall confer upon the holder thereof any right as a shareholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

5.10 Termination of Employment. Each Award Agreement shall, to the extent applicable, set forth the extent to which (i) unvested Options or shares of Stock subject to a Restricted Stock Award shall be forfeited upon termination of the Participant’s employment with the Company and Related Companies or upon the Participant’s otherwise ceasing to be an Eligible Person, (ii) vested Options are exercisable following termination of the Participant’s employment or the Participant’s otherwise ceasing to be an Eligible Person, or (iii) the Participant may incur a repayment obligation with respect to vested shares of Stock received pursuant to a Restricted Stock Award. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with the Participant, need not be uniform among all Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of employment and post-employment competition.

5.11 Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information, on which the person acting considers pertinent and reliable, and signed, made or presented by the proper party or parties.

5.12 Liquidation of the Company. In the event of the complete liquidation or dissolution of the Company, any Options granted pursuant to the Plan and remaining unexercised shall be deemed automatically canceled without any action on the part of the Company and without regard to or limitation by any other provision of the Plan.

ARTICLE 6

AMENDMENT AND TERMINATION

The Board may, at any time, amend or terminate the Plan, provided that, subject to Section 5.2(d) (relating to certain adjustments to shares), no amendment or termination may, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the applicable beneficiary or estate), adversely affect the rights of any Participant

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(or applicable beneficiary or estate) under any Award granted under the Plan prior to the date such amendment is adopted by the Board; and provided further that no material amendment shall be made to the Plan without the approval of the shareholders of the Company. A material amendment would include, but not limited to, the following: (a) any increase in the number of shares of Stock to be issued under the Plan (except as provided in Section 5.2(d)); (b) any increase in the number of shares of Stock that can be issued pursuant to the exercise of ISOs granted under the Plan (except as provided in Section 5.2(d)); (c) any material increase in benefits to Participants, including any material change to: (i) permit a repricing (or decrease in the exercise price) of outstanding options, (ii) reduce the price at which shares or options to purchase shares may be offered, or (iii) extend the duration of the Plan; (d) any change in the class of employees of the Company or Related Companies eligible to be awarded ISOs under the Plan or to participate in the Plan; or (e) any expansion in the types of options or awards provided under the Plan.

ARTICLE 7

CHANGE OF CONTROL

7.1 The following acceleration provisions shall apply in the event of a Change of Control as defined in this Section 7.1:

(a) In the event of a Change of Control as defined in paragraph (b) of this Section 7.1:

(i) Any Options awarded under the Plan, if not previously exercisable and vested, shall become fully exercisable and vested; and

(ii) The restrictions and deferral limitations applicable to any Restricted Stock Award under the Plan shall lapse and such shares and awards shall be deemed fully vested.

(b) For purposes of paragraph (a) of this Section 7.1, a “Change of Control” means the happening of any of the following:

(i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either (A) the then-outstanding shares of Stock of the Company (the “Outstanding Company Stock”) or (B) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change of Control: (X) any acquisition by the Company; (Y) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation

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controlled by the Company; or, (Z) any acquisition by any corporation pursuant to a transaction that complies with clauses (A), (B) and (C) of subsection (iii) of this Section 7.1; or

(ii) The individuals who, as of the date this Agreement is approved by the Board, are members of the Board (the “Incumbent Board”), cease for any reason to constitute at least a majority of the Board; provided, however, that, if the election, or nomination for election by the Company’s shareholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Agreement, be considered and defined as a member of the Incumbent Board; and provided further, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened “Election Contest” (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a “Proxy Contest”), including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

(iii) Consummation by the Company of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets of another corporation (a “Business Combination”), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 50% or more of, respectively, the then-outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then-outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination, and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the

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time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

(iv) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

ARTICLE 8

RULES OF CONSTRUCTION AND MISCELLANEOUS

8.1 Rules of Construction. For all purposes of this Plan, except as otherwise expressly provided:

(a) All accounting terms not otherwise defined herein have the meanings ascribed thereto under U.S. generally accepted accounting principles,

(b) All references in this Plan to designated “Articles,” “Sections” and other subdivisions are to the designated Articles, Sections and other subdivisions of the body of this Plan, with the exception of those references identifying Code sections,

(c) The words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Plan as a whole and not to any particular Article, Section or other subdivision,

(d) Whenever the words “include,” “includes” or “including” are used in this Plan, they shall be deemed to be followed by the words “without limitation,”

(e) Whenever this Plan refers to a number of days, such number shall refer to calendar days unless business days are expressly specified, and

(f) A reference to any legislation or to any provision of any legislation shall include such legislation, as amended through the date hereof, and all subsequent amendments or modifications thereto or reenactment thereof, any legislative provision substituted therefor and all regulations and statutory instruments issued thereunder or pursuant thereto.

8.2 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

8.3 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

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8.4 Requirements of Law. The granting of Awards and the issuance of shares of Stock under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

8.5 Securities Law Compliance. With respect to Insiders, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

8.6 Governing Law. To the extent not preempted by United States Federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Georgia.

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EXHIBIT B

TRANSCEND SERVICES, INC.

2004 EMPLOYEE STOCK PURCHASE PLAN

TRANSCEND SERVICES, INC.

2004 Employee Stock Purchase Plan

1. Purpose. The purpose of the Plan is to provide employees of the Company and its Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an “Employee Stock Purchase Plan” under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

2. Definitions.

(a) “Board” shall mean the Board of Directors of Transcend Services, Inc., or the Stock Option and Compensation Committee of the Board.

(b) “Code” shall mean the Internal Revenue Code of 1986, as amended.

(c) “Common Stock” shall mean the common stock of Transcend Services, Inc

(d) “Company” shall mean Transcend Services, Inc., a Delaware corporation, and each Subsidiary of the Company.

(e) “Compensation” shall mean all base gross earnings, standard base and standard incentive line-rate gross earnings and commissions, exclusive of payments for overtime, other incentive compensation, bonuses, business expense reimbursements and other special compensation.

(f) “Designated Subsidiary” shall mean, with respect to any Offering Period, a Subsidiary that has been designated by the Board in its sole discretion as not being eligible to participate in offerings under the Plan during such Offering Period.

(g) “Employee” shall mean any individual who is an Employee of the Company for tax purposes and whose customary employment with the Company is at least twenty (20) hours per week (which is generally the period in which a Medical Language Specialist would transcribe at least 2,750 lines) and more than five (5) months in any calendar year, provided that the Employee has completed six months of employment with the Company. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the individual’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave.

(h) “Enrollment Date” shall mean the first day of the applicable Offering Period.

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(i) “Exercise Date” shall mean the last day of the applicable Offering Period.

(j) “Fair Market Value” shall mean, as of any date, the value of Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the purchase, as reported in The Wall Street Journal or such other source as the Board deems reliable; or

(ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for the Common Stock on the date prior to the purchase as reported in The Wall Street Journal or such other source as the Board deems reliable; or

(iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

(k) “Offering Period” shall mean, with respect to any offering of Common Stock hereunder, the period specified by the Board (which shall normally consist of three (3) calendar months) during which such offering is effective and outstanding, generally commencing on the first day of each calendar quarter of each year and terminating on the last day in that calendar quarter; provided, however, that the first Offering Period under the Plan shall commence on July 1, 2004. The duration and timing of Offering Periods may be changed pursuant to Section 4 of this Plan.

(l) “Plan” shall mean this 2004 Employee Stock Purchase Plan.

(m) [Intentionally Omitted.]

(n) “Purchase Price” shall mean, with respect to any offering of Common Stock hereunder, 85% of the Fair Market Value of a share of Common Stock on the applicable Enrollment Date (or if no shares of Common Stock were traded on that day, on the last Trading Day prior thereto on which shares of Common Stock were traded) or on the applicable Exercise Date (or if no shares of Common Stock were traded on that day, on the last Trading Day prior thereto on which shares of Common Stock were traded), whichever is lower; provided, however, that the Purchase Price may be adjusted by the Board pursuant to Section 20.

(o) “Reserves” shall mean the number of shares of Common Stock covered by each option under the Plan, which have not yet been exercised, and the number of shares of Common Stock that have been authorized for issuance under the Plan but not yet placed under option.

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(p) “Subsidiary” shall mean a “subsidiary corporation” (as that term is defined in Code Section 424(f)) with respect to the Company, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

(q) “Trading Day” shall mean a day on which national stock exchanges and the Nasdaq Stock Market are open for trading.

3. Eligibility.

(a) Each Employee who shall be employed by the Company (other than an Employee of a Designated Subsidiary with respect to the applicable Offering Period) on the Enrollment Date for the applicable Offering Period shall be eligible to participate in the offering under the Plan for that Offering Period. Only Employees of the Company shall be eligible to participate in offerings under the Plan, provided that, with respect to any Offering Period, the Employees of a Subsidiary that is a Designated Subsidiary for that Offering Period shall not be eligible to participate in the offering for that Offering Period.

(b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) to the extent that, immediately after the grant, such Employee would own (or under the attribution rules of Section 424(d) of the Code would be treated as owning) capital stock of the Company and/or outstanding options to purchase such stock possessing, in the aggregate, five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Subsidiary, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans of the Company and its Subsidiaries exceed Twenty-Five Thousand Dollars ($25,000) worth of stock (determined at the fair market value of the shares at the time such option is granted) in any calendar year.

(c) With respect to any offering hereunder, each participating Employee shall have the same rights and privileges subject to the limitations set forth herein; provided, that the use of Compensation (which varies among Employees) as the basis for determining the number of shares of Common Stock for which an Employee may be granted an option shall not be construed to create a difference in such rights and privileges so long as each participating Employee has the right to elect the same percentage of his Compensation as a payroll deduction under Section 6.

4. Offering Periods. The Plan shall be implemented by consecutive Offering Periods with a new Offering Period commencing on the first day of each calendar quarter of each year, or on such other date as the Board shall determine, and continuing thereafter until terminated in accordance with Section 20 hereof; provided, however, that the first Offering Period under the Plan shall commence on July 1, 2004. The Board shall have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without shareholder approval if such change is announced at least five (5) days prior to the scheduled beginning of the first Offering Period to be affected thereafter; provided that no Offering Period may exceed 27 months in duration.

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5. Participation.

(a) Any eligible Employee may become a participant in the Plan by completing a subscription agreement authorizing payroll deductions in the form of Exhibit A attached to this Plan and filing it with the Company’s payroll office not less than fifteen days prior to the applicable Enrollment Date.

(b) Payroll deductions for a participant for any Offering Period shall commence on the first payday on or following the applicable Enrollment Date and shall end on the last payday in such Offering Period, unless sooner terminated by the participant as provided in Section 10 hereof.

6. Payroll Deductions.

(a) At the time a participant files his or her subscription agreement, he or she shall elect to have payroll deductions made on each pay day during the Offering Period in an amount ranging from one percent (1%) to ten percent (10%) of the Compensation that he or she receives on each pay day during the Offering Period.

(b) All payroll deductions made for a participant shall be credited to his or her account under the Plan and shall be withheld in whole percentages only. A participant may not make any additional payments into such account.

(c) A participant may discontinue his or her participation in the Plan as provided in Section 10 hereof. A participant’s subscription agreement shall remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.

(d) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) hereof, a participant’s payroll deductions may be decreased to zero percent (0%) at any time during an Offering Period. Payroll deductions shall recommence at the rate provided in such participant’s subscription agreement at the beginning of the next Offering Period, unless terminated by the participant as provided in Section 10 hereof.

(e) At the time the option is exercised, in whole or in part, or at the time some or all of the Company’s Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company’s federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but shall not be obligated to, withhold from the participant’s compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to the sale or early disposition of Common Stock by the Employee.

7. Grant of Option. On the Enrollment Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on the

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Exercise Date for such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company’s Common Stock determined by dividing such Employee’s payroll deductions accumulated prior to such Exercise Date and retained in the Participant’s account as of the Exercise Date by the applicable Purchase Price; provided that in no event shall an Employee be permitted to purchase during each Offering Period more than 250 shares of the Company’s Common Stock (subject to any adjustment pursuant to Section 19); and provided further that such purchase shall be subject to the limitations set forth in Sections 3(b) and 12 hereof. The Board may, for future Offering Periods, increase or decrease, in its absolute discretion, the maximum number of shares of the Company’s Common Stock an Employee may purchase during each Offering Period. Exercise of the option shall occur as provided in Section 8 hereof, unless the participant has withdrawn pursuant to Section 10 hereof. The option shall expire on the last day of the Offering Period.

8. Exercise of Option.

(a) Unless a participant withdraws from the Plan as provided in Section 10 hereof, his or her option for the purchase of shares shall be exercised automatically on the Exercise Date, and the maximum number of full shares subject to option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares shall be purchased; any payroll deductions accumulated in a participant’s account which are not sufficient to purchase a full share shall be retained in the participant’s account for the subsequent Offering Period, subject to earlier withdrawal by the participant as provided in Section 10 hereof. Any other monies left over in a participant’s account after the Exercise Date shall be returned to the participant. During a participant’s lifetime, a participant’s option to purchase shares hereunder is exercisable only by him or her.

(b) If the Board determines that, on a given Exercise Date, the number of shares with respect to which options are to be exercised may exceed (i) the number of shares of Common Stock that were available for sale under the Plan on the Enrollment Date of the applicable Offering Period, or (ii) the number of shares available for sale under the Plan on such Exercise Date, the Board may in its sole discretion (x) provide that the Company shall make a pro rata allocation of the shares of Common Stock available for purchase on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Exercise Date, and continue all Offering Periods then in effect, or (y) provide that the Company shall make a pro rata allocation of the shares available for purchase on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Exercise Date, and terminate any or all Offering Periods then in effect pursuant to Section 20 hereof. The Company may make a pro rata allocation of the shares available on the Enrollment Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional shares for issuance under the Plan by the Company’s shareholders subsequent to such Enrollment Date.

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9. Delivery. As promptly as practicable after each Exercise Date on which a purchase of shares occurs, the Company shall arrange the delivery to each participant, as appropriate, of a certificate representing the shares purchased upon exercise of his or her option.

10. Withdrawal.

(a) A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by giving written notice to the Company in the form of Exhibit B to this Plan. All of the participant’s payroll deductions credited to his or her account shall be paid to such participant promptly after receipt of notice of withdrawal and such participant’s option for the Offering Period shall be automatically terminated, and no further payroll deductions for the purchase of shares shall be made for such Offering Period. If a participant withdraws from an Offering Period, payroll deductions shall not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new subscription agreement.

(b) A participant’s withdrawal from an Offering Period shall not have any effect upon his or her eligibility to participate in any similar plan that may hereafter be adopted by the Company or in succeeding Offering Periods that commence after the termination of the Offering Period from which the participant withdraws.

11. Termination of Employment.

Upon a participant’s ceasing to be an Employee, for any reason, he or she shall be deemed to have elected to withdraw from the Plan, and the payroll deductions credited to such participant’s account during the Offering Period but not yet used to exercise the option shall be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under Section 15 hereof, and such participant’s option shall be automatically terminated.

12. Interest. No interest shall accrue on the payroll deductions of a participant in the Plan.

13. Stock.

(a) Subject to adjustment upon changes in capitalization of the Company as provided in Section 19 hereof, the maximum number of shares of the Company’s Common Stock which shall be made available for sale under the Plan shall be 500,000 shares.

(b) The participant shall have no interest or voting rights in shares covered by his option until such option has been exercised.

(c) Shares to be delivered to a participant under the Plan shall be registered in the name of the participant or in the name of the participant and his or her spouse.

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14. Administration. The Plan shall be administered by the Board or a committee of members of the Board appointed by the Board. The Board or its committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Board or its committee shall, to the fullest extent permitted by law, be final and binding upon all parties.

15. Designation of Beneficiary.

(a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant’s account under the Plan in the event of such participant’s death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant’s account under the Plan in the event of such participant’s death prior to exercise of the option. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

(b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant’s death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

16. Transferability. Neither payroll deductions credited to a participant’s account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 15 hereof) by the participant, and during the lifetime of the participant such rights may be exercised only by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

17. Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

18. Reports. Individual accounts shall be maintained for each participant in the Plan. Statements of account, which shall set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any, shall be given to participating Employees on a quarterly basis as soon as practical after each Exercise Date.

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19. Adjustments Upon Changes in Capitalization, Dissolution, Liquidation, Merger or Asset Sale.

(a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the Reserves, the maximum number of shares each participant may purchase each Offering Period (pursuant to Section 7), as well as the price per share and the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

(b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Offering Period then in progress shall be shortened by setting a new Exercise Date (the “New Exercise Date”), and shall terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Board. The New Exercise Date shall be before the date of the Company’s proposed dissolution or liquidation. The Board shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant’s option has been changed to the New Exercise Date and that the participant’s option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10 hereof.

(c) Merger or Asset Sale. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each outstanding option shall be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the option, any Offering Period then in progress shall be shortened by setting a new Exercise Date (the “New Exercise Date”) and such Offering Period shall end on the New Exercise Date. The New Exercise Date shall be before the date of the Company’s proposed sale or merger. The Board shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant’s option has been changed to the New Exercise Date and that the participant’s option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10 hereof.

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20. Amendment or Termination.

(a) The Board of Directors of the Company may at any time and for any reason terminate or amend the Plan. Except as provided in Section 19 hereof, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Board of Directors on any Exercise Date if the Board determines that the termination of the Offering Period or the Plan is in the best interests of the Company and its shareholders. Except as provided in Section 19 and this Section 20 hereof, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other applicable law, regulation or stock exchange rule), the Company shall obtain shareholder approval in such a manner and to such a degree as required by law.

(b) Without shareholder consent and without regard to whether any participant’s rights may be considered to have been “adversely affected,” the Board (or its committee) shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant’s Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

21. Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

22. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

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23. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of Transcend Services, Inc.; provided that the Plan shall not become effective unless approved by the shareholders of Transcend Services, Inc. within twelve (12) months of the Plan’s adoption by the Board. The Plan shall continue in effect for a term of ten (10) years unless sooner terminated under Section 20 hereof.

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EXHIBIT A

TRANSCEND SERVICES, INC.

2004 Employee Stock Purchase Plan

SUBSCRIPTION AGREEMENT

Original Application	Enrollment Date:
Change in Payroll Deduction Rate
Change of Beneficiary(ies)

1.	hereby elects to participate in the Transcend Services, Inc. 2004 Employee Stock Purchase Plan (the “Employee Stock Purchase Plan”) and subscribes to purchase shares of the Company’s Common Stock in accordance with this Subscription Agreement and the Employee Stock Purchase Plan.

2.	I hereby authorize payroll deductions from each paycheck in the amount of % of my Compensation on each payday (from 1% to 10%) during the Offering Period in accordance with the Employee Stock Purchase Plan. (Please note that no fractional percentages are permitted.)

3.	I understand that said payroll deductions shall be accumulated for the purchase of shares of Common Stock at the applicable Purchase Price determined in accordance with the Employee Stock Purchase Plan. I understand that if I do not withdraw from an Offering Period, any accumulated payroll deductions will be used to exercise my option automatically.

4.	I have received a copy of the complete Employee Stock Purchase Plan. I understand that my participation in the Employee Stock Purchase Plan is in all respects subject to the terms of the Plan.

5.	Shares purchased for me under the Employee Stock Purchase Plan should be issued in the name(s) of (Employee or Employee and Spouse only).

6.	I understand that if I dispose of any shares received by me pursuant to the Plan within two years after the Enrollment Date (the first day of the Offering Period during which I purchased such shares), I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were purchased by me over the price which I paid for the shares. I hereby agree to notify the Company in writing within 30 days after the date of any disposition of my shares, and I will make adequate provision for Federal, state or other tax withholding obligations, if any, which arise upon the disposition of the Common Stock. The Company may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to the sale or early disposition of Common Stock by me. If I dispose of such shares at any time after the expiration of the two-year holding period or if I die while owning such shares (whether before or after the expiration of the two-year holding period), I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition (or, if applicable, the time of my death), and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (1) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares, or (2) 15% of the fair market value of the shares on the first day of the Offering Period. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain.

7.	I hereby agree to be bound by the terms of the Employee Stock Purchase Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Employee Stock Purchase Plan.

8.	In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due me under the Employee Stock Purchase Plan:

NAME: (Please print)

        (First)                         (Middle)                         (Last)

Relationship

(Address)

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Employee’s Social Security Number:

Employee’s Address:

I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.

Dated:
Signature of Employee

Spouse’s Signature (If beneficiary other than spouse)

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EXHIBIT B

TRANSCEND SERVICES, INC.

2004 Employee Stock Purchase Plan

NOTICE OF WITHDRAWAL

The undersigned participant in the Offering Period of the Transcend Services, Inc. 2004 Employee Stock Purchase Plan that began on                 ,              (the “Enrollment Date”) hereby notifies the Company that he or she hereby withdraws from the Offering Period. He or she hereby directs the Company to pay to the undersigned as promptly as practicable all the payroll deductions credited to his or her account with respect to such Offering Period. The undersigned understands and agrees that his or her option for such Offering Period will be automatically terminated. The undersigned understands further that no further payroll deductions will be made for the purchase of shares in the current Offering Period and the undersigned shall be eligible to participate in succeeding Offering Periods only by delivering to the Company a new Subscription Agreement.

Name and Address of Participant:

Signature:

Date:

EXHIBIT C

TRANSCEND SERVICES, INC.

AUDIT COMMITTEE CHARTER

TRANSCEND SERVICES, INC.

AUDIT COMMITTEE CHARTER

ORGANIZATION

The Audit Committee of Transcend Services, Inc. (the “Corporation”) shall be composed of at least three independent members of the Board of Directors of the Corporation (the “Board”), each of whom (i) is outside of the management of the Corporation; (ii) is free of any relationship that, in the opinion of the Board, would interfere with his or her exercise of independent judgment as an Audit Committee member; (iii) meets the criteria for independence as defined by the Nasdaq Stock Market, Inc. (“Nasdaq”) and the Securities and Exchange Commission (the “SEC”); (iv) does not accept any consulting, advisory or other compensatory fee from the Corporation other than in his or her capacity as a member of the Board or any committee of the Board; (v) is not an “affiliate” of the Corporation or any subsidiary of the Corporation, as such term is defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended; and (vi) has not participated in the preparation of the financial statements of the Corporation or any subsidiary at any time during the past three years. Members shall be appointed either by a majority of independent directors or by a nominations committee composed solely of independent directors.

In accordance with the requirements of Nasdaq and the SEC, each member of the Audit Committee must have a minimum level of financial literacy to be able to read and understand fundamental financial statements. In addition, at least one member of the Audit Committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background, including a current or past position as a chief executive or financial officer or other senior officer with financial oversight responsibilities, to qualify as an audit committee financial expert, as that term is defined by the SEC. The Audit Committee shall annually elect from among its members a Chairman, who shall preside over meetings of the Audit Committee.

STATEMENT OF POLICY

The Audit Committee shall provide assistance to the Board in fulfilling its responsibility to the shareholders, potential shareholders and the investment community relating to the Corporation’s accounting and financial reporting practices and processes; the quality and integrity of the Corporation’s financial statements; the adequacy of the Corporation’s disclosure controls and procedures as those terms are defined by the SEC; and the audits and reviews of the Corporation’s financial statements performed by Board-approved and shareholder-ratified independent public accountants.

RESPONSIBILITIES

In furtherance of the policy of the Audit Committee, it will be the responsibility of the Audit Committee to:

•	Maintain free and open means of communication among Board members, the outside auditors, the internal auditors, if any, and the financial management of the Corporation.

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•	Appoint, determine funding for and oversee the outside auditors, which firm is ultimately accountable to the Audit Committee and the Board.

•	Evaluate the performance of the outside auditors and, if the Audit Committee deems it to be in the best interests of the Corporation, replace the outside auditors.

•	Pre-approve all audit and non-audit services to be provided by the independent auditors; in this regard, the Audit Committee may, in its discretion, (A) delegate to one or more of its members the authority to pre-approve any audit or non-audit services to be performed by the independent auditors, provided that any such approvals are presented to the Audit Committee at its next scheduled meeting, and (B) pre-approve services using pre-approval policies and procedures, provided that (1) such policies and procedures are detailed as to the particular services to be provided, (2) the Audit Committee is informed about each such particular service, and (3) such policies and procedures do not result in the delegation of the Audit Committee’s authority to management.

•	Ensure that the independent auditors shall submit to the Audit Committee annually a formal written statement (the “Auditors’ Statement”) describing all relationships between the independent auditors and the Corporation, consistent with Independence Standards Board Standard No. 1.

•	Discuss with the independent auditors any relationships or services disclosed in the Auditors’ Statement that may impact the quality of audit services or the objectivity and independence of the Corporation’s independent auditors.

•	Actively engage in dialogue with the independent auditors with respect to any disclosed relationship or services that may impact the independence of the auditors.

•	Obtain from the independent auditors in connection with any audit a timely report relating to the Corporation’s annual audited financial statements describing all critical accounting policies and practices used, all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments as well as the treatment preferred by the independent auditors, and any material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

•	Obtain from the independent auditors annually a formal written statement of the fees billed in each of the last two fiscal years for each of the following categories of services rendered by the independent auditors: (i) the audit of the Corporation’s annual financial statements and the reviews of the financial statements included in the Corporation’s quarterly reports on Form 10-Q or services that are normally provided by the independent auditors in connection with statutory and regulatory filings or engagements; (ii) assurance and related services not included in clause (i) that are reasonably related to the performance of the audit or review of the Corporation’s financial statements, in the aggregate and by each service; (iii) tax compliance, tax advice and tax planning services

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in the aggregate and by each service; and (iv) all other products and services rendered by the independent auditors, in the aggregate and by each service.

•	Discuss with management the timing and process for implementing the rotation of the lead audit partner, the concurring partner and any other active audit engagement team partner.

•	Review and approve all related party transactions of the Corporation.

•	Engage and determine funding for independent counsel and other advisors as required.

•	Establish procedures for the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters. Additionally, ensure that such complaints are treated confidentially and anonymously.

•	Meet with the outside auditors and financial management of the Corporation during the fourth quarter of the fiscal year to review the scope of the proposed annual audit and the audit procedures to be utilized.

•	Discuss with the outside auditors the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

•	Review, with the outside auditors and the Corporation’s financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Corporation, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper.

•	Meet with management and the outside auditors to review:

–   the Corporation’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, including management’s discussion and analysis, the financial statements and related footnotes, prior to the filing of the Form 10-K and Form 10-Q by the Corporation with the SEC;

–  the outside auditors’ annual audit of the financial statements and their report thereon prior to the issuance of such report;

–  any problems or difficulties the outside auditors may have encountered and any management letter provided by the outside auditors and the Corporation’s response to any such letter;

–   any significant changes to the Corporation’s auditing and accounting principles and practices suggested by the Corporation’s outside auditors or by management; and

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–   at periodic meetings with management, the Corporation’s major financial risk exposures and the steps management has taken to monitor and control such exposures.

•	Provide sufficient opportunity for the outside auditors to meet with the members of the Audit Committee without members of management present. Among the items to be discussed in these meetings are the outside auditors’ evaluation of the Corporation’s financial, accounting, and auditing personnel, and the cooperation that the outside auditors received during the course of the audit.

•	Ensure that the outside auditors conduct a review in accordance with Statement on Auditing Standards No. 71 prior to each filing of the Corporation’s Form 10-Q with the SEC.

•	Review the Corporation’s Form 10-Q before each such quarterly report is filed with the SEC.

•	Prepare the report of the Audit Committee required pursuant to the rules promulgated by the SEC to be included in the Corporation’s annual proxy statement.

•	Ensure that the Chairman of the Audit Committee, and other members of the Committee if considered necessary, reviews with the Chief Financial Officer and other members of management any proposed release of significant financial information by the Corporation to the public.

•	Submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each Audit Committee meeting with, the Board, and make such recommendations to the Board as the Audit Committee may deem appropriate.

•	Review and reassess the adequacy of this Audit Committee Charter on an annual basis and recommend any proposed changes to the Board for adoption.

•	Prepare any report or other disclosures or any recommendation of the Audit Committee, required by the rules of the SEC to be included in the Corporation’s annual report.

•	Prepare and review with the Board an annual performance evaluation of the Audit Committee, which evaluation must compare the performance of the Audit Committee with the requirements of this Charter. The performance evaluation by the Audit Committee shall be conducted in such manner as the Audit Committee deems appropriate. The report to the Board may take the form of an oral report by the chairperson of the Audit Committee or any other member of the Audit Committee designated by the Audit Committee to make this report.

In addition, the Audit Committee will perform such other functions as assigned by law, such as the Sarbanes-Oxley Act of 2002, Nasdaq rules, the Corporation’s charter or bylaws, or the Board.

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While the Audit Committee has the responsibilities and powers set forth in this charter, it is not the duty of the Committee to specifically plan or conduct audits or to determine that the Corporation’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the outside auditors. Nor is it the duty of the Committee to conduct investigations, to resolve disagreements, if any, between management and the outside auditors, or to assure compliance with laws and regulations or the rules of Nasdaq.

The Audit Committee shall have the authority appropriate to discharge its duties and responsibilities, including the authority to select, engage, retain, terminate, and approve the fees and other retention terms of special or independent counsel and other advisors, as it deems necessary or appropriate to carry out its duties.

The Audit Committee shall have the appropriate funding, as determined by the Audit Committee for payment of (i) compensation to the independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services; (ii) compensation to any independent counsel or advisers employed by the Audit Committee as it deems necessary; and (iii) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

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PROXY SOLICITED BY THE BOARD OF DIRECTORS OF TRANSCEND SERVICES, INC.

FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 6, 2004

The undersigned hereby appoints Larry G. Gerdes and Walter S. Huff, Jr., or either or them, with full power of substitution as proxies and attorneys-in-fact, to represent and vote, as designated below, the common stock of the undersigned at the Annual Meeting of Stockholders of Transcend Services Inc., (the “Company”) to be held on May 6, 2004, at the offices of Smith, Gambrell & Russell, LLP, Suite 3100, Promenade II, 1230 Peachtree Street, N.E., Atlanta, Georgia 30309-3592 at 11:00 a.m. local time and at any adjournments or postponements thereof on the matters set forth below:

1.	To elect five directors for a term of one year and until their successors are elected and qualified:

☐ For all Nominees listed below (except as instructed below).

Joseph P. Clayton, James D. Edwards, Larry G. Gerdes, Walter S. Huff, Jr. and Charles E. Thoele

☐ WITHHOLD AUTHORITY to vote for those Nominees listed below:

2.	To approve the 2003 Stock Incentive Plan set forth as Exhibit A to the Proxy Statement.

☐    FOR        ☐    AGAINST        ☐    ABSTAIN

3.	To approve the 2004 Employee Stock Purchase Plan set forth as Exhibit B to the Proxy Statement.

☐    FOR        ☐    AGAINST        ☐    ABSTAIN

4.	To ratify the appointment of Miller Ray & Houser LLP as independent public accountants for the year ending December 31, 2004.

☐    FOR        ☐    AGAINST        ☐    ABSTAIN

5.	In their discretion, upon such other matter or matters as may properly come before the meeting or any adjournments or postponements thereof.

The Board of Directors recommends a vote “FOR” each of the above proposals.

THE SHARES REPRESENTED BY THIS PROXY CARD WILL BE VOTED AS DIRECTED ON THE REVERSE HEREOF. IF NO DIRECTION IS GIVEN AND THE PROXY CARD IS VALIDLY EXECUTED, THE SHARES WILL BE VOTED FOR ALL LISTED PROPOSALS. IN THEIR DISCRETION, THE PROXY HOLDERS ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THAT MEETING.

Signature of Stockholder

Signature of Stockholder

Dated:

Important: Sign exactly as your name appears on this proxy card. Give full title of executor, administrator, trustee, guardian, etc. Joint owners should each sign personally.